                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

   Filed by the Registrant [X]
   Filed by a party other than the Registrant [_]

   Check the appropriate box:
   [_] Preliminary Proxy Statement
   [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
       6(e)(2))
   [X] Definitive Proxy Statement
   [_] Definitive Additional Materials
   [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Wyndham International, Inc.
                (Name of Registrant as Specified in Its Charter)


             ----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $

    (4) Proposed maximum aggregate value of transaction: $

    (5) Total fee paid: $

  [_] Fee paid previously with preliminary materials: $

  [_] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: $
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                          WYNDHAM INTERNATIONAL, INC.
                       1950 Stemmons Freeway, Suite 6001
                              Dallas, Texas 75207

                               ----------------

             NOTICE OF THE 2001 ANNUAL MEETING OF THE STOCKHOLDERS
                            TO BE HELD MAY 24, 2001

To the Stockholders
 of Wyndham International, Inc.:

   Wyndham International, Inc., a Delaware corporation (the "Company" or "Wyndham"), cordially invites you to attend the 2001 annual meeting of its stockholders at The Wyndham Anatole, located at 2201 Stemmons Freeway, Dallas, Texas 75207, on May 24, 2001, at 10:00 a.m. Dallas time, for the following purposes:

  (1) To elect to Wyndham's Board of Directors six directors, consisting of two Class A Directors, three Class B Directors and one Class C Director, to serve until the 2003 annual meeting of stockholders or until their respective successors are duly elected and qualified;

  (2) To consider and approve the Second Amendment and Restatement of the Company's 1997 Incentive Plan incorporating amendments to (a) increase the number of shares available for issuance pursuant to awards made under such plan, (b) permit the grant of restricted unit awards upon the terms described herein and (c) make certain other changes in the plan;

  (3) To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2001 fiscal year; and

  (4) To transact such other business as may properly come before the annual meeting or any adjournments thereof.

   All of the above matters are more fully described in the accompanying proxy statement. The Board of Directors of Wyndham has established the close of business on March 27, 2001 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

   We urge stockholders, whether or not they plan to attend the annual meeting, to sign, date and mail the enclosed proxy card in the envelope provided. If a stockholder who has submitted a proxy attends the annual meeting in person, that stockholder may revoke the proxy and vote in person on all matters submitted at the annual meeting.

                                          By Order of the Board of Directors,

                                          Fred J. Kleisner
                                          Chairman of the Board of Directors

May 1, 2001
Dallas, Texas

                          WYNDHAM INTERNATIONAL, INC.
                       1950 Stemmons Freeway, Suite 6001
                              Dallas, Texas 75207

                               ----------------

                                PROXY STATEMENT

                               ----------------

                    2001 ANNUAL MEETING OF THE STOCKHOLDERS
                            TO BE HELD MAY 24, 2001

                                                                    May 1, 2001

                                 INTRODUCTION

   The board of directors (the "Board of Directors") of Wyndham International, Inc., a Delaware corporation (the "Company" or "Wyndham"), hereby solicits your proxy on behalf of Wyndham for use at the 2001 annual meeting (the "Annual Meeting") of Wyndham's stockholders and at any postponements or adjournments thereof. The Annual Meeting will be held at The Wyndham Anatole, located at 2201 Stemmons Freeway, Dallas, Texas 75207, on May 24, 2001, at 10:00 a.m. Dallas time.

   At the Annual Meeting, the following matters will be considered:

  (1) The election to Wyndham's Board of Directors of six directors, consisting of two Class A Directors, three Class B Directors and one Class C Director, to serve until the 2003 annual meeting of stockholders or until their respective successors are duly elected and qualified;

  (2) The approval of the Second Amendment and Restatement of the Company's 1997 Incentive Plan (the "Incentive Plan") incorporating amendments, to
      (a) increase the number of shares available for issuance pursuant to awards made under such plan, (b) permit the grant of restricted unit awards upon the terms described herein and (c) make certain other changes in the plan;

  (3) The ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2001 fiscal year; and

  (4) The transaction of such other business as may properly come before the Annual Meeting.

   The Board of Directors recommends that stockholders vote FOR the election as directors of the nominees named herein, FOR the proposed amendment and restatement of the Incentive Plan and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2001 fiscal year.

   Wyndham's principal executive office is located at 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207, and its telephone number is (214) 863-1000. Wyndham expects to mail this proxy statement and the accompanying proxy on or about May 1, 2001.

                            RECORD DATE AND VOTING

Record Date

   The Board of Directors has established the close of business on March 27, 2001 (the "Record Date") as the record date for determining the holders of voting securities entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, Wyndham had outstanding and entitled to vote 167,887,723 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), and 11,027,189.658 shares of Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock").

Voting Rights, Quorum and Required Vote

   Voting Rights. Only the Class A Common Stockholders are entitled to vote on the election of the Class A Directors and only the Series B Preferred Stockholders are entitled to vote on the election of the Class B Directors. The Class A Common Stockholders and the Series B Preferred Stockholders are entitled to vote together as a single class on the election of the Class C Director, on the proposal to approve the Second Amendment and Restatement of the Incentive Plan, on the proposal to ratify the appointment of the auditors and on any other matter that may properly come before the Annual Meeting. Each share of Class A Common Stock is entitled to one vote and each share of Series B Preferred Stock is entitled to 11.6414 votes. Consequently, a total of 167,887,723 votes may be cast by Class A Common Stockholders and a total of 128,371,926 votes may be cast by Series B Preferred Stockholders.

   Quorum. A majority of the outstanding shares of Class A Common Stock, represented in person or by proxy, will constitute a quorum for purposes of electing the Class A Directors, and a majority of the outstanding shares of Series B Preferred Stock, represented in person or by proxy, will constitute a quorum for purposes of electing the Class B Directors. With respect to election of the Class C Director, the approval of the Second Amendment and Restatement of the Incentive Plan, the ratification of the appointment of the auditors and any other matter that may be presented at the meeting, stockholders holding shares representing a majority of the votes entitled to be cast thereon will constitute a quorum.

   Shares that are represented at the Annual Meeting but abstain from voting on any or all matters and shares that are "broker non-votes" (i.e., shares held by brokers or nominees that are represented at the meeting but with respect to which the broker or nominee does not have discretionary power to vote on a particular matter and has received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted in determining whether a quorum is present at the Annual Meeting.

   Required Vote for Election of Directors. Directors will be elected by a plurality of votes cast that are entitled to vote on the election of such director. Abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the election of directors.

   Required Vote for Amendment of Incentive Plan and Ratification of
Auditors. The favorable vote of a majority of the total votes represented by the shares of Class A Common Stock and Series B Preferred Stock present in person or by proxy is required to approve the Second Amendment and Restatement of the Incentive Plan and to ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year. Consequently, an abstention from voting on either such proposal will have the effect of a negative vote with respect to such proposal. Broker non-votes will be treated as not present and not entitled to vote with respect to the proposed Second Amendment and Restatement of the Incentive Plan and the ratification of the appointment of the auditors. Because each such proposal must be approved by the affirmative vote of a majority of the voting power present at the meeting, broker non-votes will have no effect on the outcome of the vote on such proposal.

Proxies

   Each executed and returned proxy will be voted according to the directions indicated on that proxy. If no direction is indicated, the proxy will be voted according to the Board of Directors' recommendations, which are contained in this proxy statement.

   The Board of Directors does not intend to present, and has no information that others will present, any business at the Annual Meeting that requires a vote on any other matter. If any other matter requiring a vote properly comes before the Annual Meeting, the proxyholders will vote the proxies that they hold in accordance with their best judgment, including voting them to adjourn the Annual Meeting to another time if a quorum is not present at the Annual Meeting or if they believe that an adjournment is in the best interests of Wyndham.

   Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. A revocation will be effective upon receipt, at any time before the Annual Meeting is called to order, by the Secretary of Wyndham of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date than the preceding proxy. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Solicitation Agent and Certain Reimbursements

   Wyndham will bear the cost to solicit proxies. Wyndham has retained Georgeson Shareholder Communications, Inc. (the "Solicitation Agent") to solicit proxies for the Annual Meeting. The Solicitation Agent may solicit proxies from the stockholders and other persons in person or by mail, facsimile transmission, telephone, or any other means. Wyndham will pay the Solicitation Agent a fee of $2,500 and reimburse it for its out-of-pocket expenses in connection with this solicitation. Wyndham will also reimburse banks, brokers, custodians, fiduciaries, nominees, securities dealers, trust companies and other persons for the reasonable expenses that they incur when forwarding this proxy statement and the accompanying materials to the beneficial owners of shares of the Class A Common Stock and the Series B Preferred Stock. Wyndham's directors and officers also may solicit proxies from stockholders and other persons by any of the means described above. Wyndham will not pay these directors and officers any extra compensation for participating in this solicitation.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

General

   The Board of Directors currently consists of nineteen directors, who are divided into the following classes: (i) the Class A Directors, consisting of eight directors, (ii) the Class B Directors, consisting of eight directors, and (iii) the Class C Directors, consisting of three directors. Each of these classes of directors is further divided into three classes by term of office. The Class A Directors consist of three Class A-I Directors, two Class A-II Directors and three Class A-III Directors. The Class B Directors consist of two Class B-I Directors, three Class B-II Directors and three Class B-III Directors. The Class C Directors consist of one Class C-I Director, one Class C-II Director and one Class C-III Director. The terms of the current Class A-I, Class B-I and Class C-I Directors will expire at the 2003 annual meeting of stockholders. The terms of the current Class A-II, Class B-II and Class C-II Directors expire at the Annual Meeting, and the terms of the current Class A-III, Class B-III and Class C-III Directors will expire at the 2002 annual meeting. At the Annual Meeting, the directors who are elected to succeed the current Class A-II, Class B-II and Class C-II Directors will be elected for a two-year term. At each annual meeting beginning in 2002, successors to the directors whose terms expire at that annual meeting will be elected for a one-year term.

   At the Annual Meeting, the following six nominees are to be considered for election to a term of two years that expires at the annual meeting of stockholders to be held in 2003: (i) Class A-II Directors--Lynn Swann and Sherwood Weiser, (ii) Class B-II Directors--Leon D. Black, Lee S. Neibart and Scott A. Schoen, and (iii) Class C-II Director--Norman Brownstein. In accordance with Wyndham's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the nominees for Class A-II Directors have been nominated by the Class A Director Nominating Committee, the nominees for Class B-II Directors have been nominated by a majority of the Class B Directors, and the nominee for Class C-II Director has been nominated by a majority of the Class C Directors.

   The Board of Directors recommends that the stockholders vote "FOR" the election of the nominees named in this proxy statement. See "--Nominees" below. The thirteen remaining directors, whose terms of office expire in 2002 and 2003, respectively, will continue to serve after the Annual Meeting until their respective terms of office expire or their successors are duly elected and qualified. See "--Other Directors" below.

Nominees

 Class A-II Directors

   Lynn Swann serves as the chief executive officer of Swann, Inc., a privately held communications company. Pursuant to a consulting agreement, Mr. Swann also serves as a consultant to the Company and assists the Company with the development and expansion of its collegiate and professional sports marketing plans and sales initiatives. Mr. Swann is a member of the board of directors of Big Brothers and Big Sisters of America and has previously served in numerous additional capacities on behalf of the organization, including national board chair, chairperson for board development and board president. Mr. Swann has served as a professional broadcaster covering a variety of sporting events for the ABC television network since 1976. From 1974 to 1982, Mr. Swann was a wide receiver for the Pittsburgh Steelers and helped lead his team to four Super Bowl victories. Mr. Swann was named Most Valuable Player of Super Bowl X in 1976 and was inducted into the Pro Football Hall of Fame in 2001. Mr. Swann received a B.A. from the University of Southern California. Mr. Swann is 49 years old.

   Sherwood M. Weiser has served as a director of Wyndham since October 1997. Currently, Mr. Weiser is the Chairman and Chief Executive Officer of Carnival Resorts & Casinos, a hotel and gaming management and development firm. In 1970, Mr. Weiser founded The Continental Companies. Carnival Resorts & Casinos was a successor to The Continental Companies. In June 1998, Wyndham acquired the hospitality-related businesses of CHCI, the parent corporation of Carnival Resorts & Casinos. Mr. Weiser is a director of Carnival Corporation, Mellon United National Bank, a subsidiary of Mellon Bank, and Interstate Hotels Corporation. He is a graduate of the Ohio State University School of Business and holds a J.D. from the Case Western Reserve University School of Law. Mr. Weiser is 70 years old.

 Class B-II Directors

   Leon D. Black became a director of Wyndham in June 1999. Mr. Black is one of the founding principals of (1) Apollo Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Investment Funds, private securities investment funds; (2) Apollo Real Estate Advisors, L.P. which, together with its affiliates, acts as the managing general partner of the Apollo Real Estate Investment Funds, private real estate investment funds; and (3) Lion Advisors, L.P., a financial advisor to, and representative of, institutional investors with respect to securities investments. Mr. Black is also a director of Allied Waste Industries, Inc., Samsonite Corporation, Sequa Industries, Inc., United Rentals, Inc. and Vail Resorts, Inc. He also serves as a trustee of The Museum of Modern Art, Mount Sinai-NYU Medical Center, Lincoln Center for the Performing Arts, the Metropolitan Museum of Art and Vail Valley Foundation. Mr. Black holds an M.B.A. from Harvard University and a B.A. from Dartmouth College. Mr. Black is 49 years old.

   Lee S. Neibart became a director of Wyndham in June 1999. Mr. Neibart has been a principal since 1993 of Apollo Real Estate Advisors, L.P., which together with its affiliates, acts as the managing general partner of the Apollo Real Estate Investment Funds, private real estate investment funds. From 1979 to 1993, he was Executive Vice President and Chief Operating Officer of the Robert Martin Company, a private real estate development and management firm, with which he was associated for over 14 years. Mr. Neibart is a director of Atlantic Gulf Communities Corp., Koger Equity, Inc., Meadowbrook Golf Group, Inc., Metropolis Realty Trust, NextHealth, Inc. and Roland International Corporation. Mr. Neibart received a B.A. from the University of Wisconsin and an M.B.A. from New York University. Mr. Neibart is 50 years old.

   Scott A. Schoen became a director of Wyndham in June 1999. Mr. Schoen, a Managing Director at Thomas H. Lee Company, joined the firm in 1986. Prior to joining the firm, Mr. Schoen was in the Private Finance Department of Goldman, Sachs & Co. Mr. Schoen received a B.A. in History from Yale University, a J.D. from Harvard Law School and an M.B.A. from the Harvard Graduate School of Business Administration. He is a member of the New York Bar. Mr. Schoen is or has been a director of First Alert, Inc., LaSalle Re

Holdings Ltd., Rayovac Corporation, Signature Brands, Inc., Syratech Corporation, TransWestern Publishing, United Industries and a number of private companies. Mr. Schoen is also a director of United Way of Massachusetts Bay. Mr. Schoen is 42 years old.

 Class C-II Director

   Norman Brownstein became a director of Wyndham in June 1999. Mr. Brownstein serves as Chairman of the Board of the law firm Brownstein Hyatt & Farber, P.C. Mr. Brownstein is nationally recognized for his extensive experience in real estate law and commercial transactions. Mr. Brownstein is a member of the American College of Real Estate Lawyers and the American, Colorado, and Denver Bar Associations and numerous other professional organizations. Mr. Brownstein is a Presidential appointee to the U.S. Holocaust Memorial Council and is a member of the Board of Directors of Global Crossing, Ltd. and Asia Global Crossing Ltd. Mr. Brownstein also serves as a director of the National Jewish Center for Immunology and Respiratory Medicine, a Trustee of the Simon Wiesenthal Center and a Vice President of the American Israel Public Affairs Committee. Mr. Brownstein received a B.S. and a J.D. from the University of Colorado at Boulder. Mr. Brownstein is 57 years old.

Other Directors

   The following persons will continue to serve as directors of Wyndham after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified.

 Class A Directors

   Karim Alibhai has served as a director of Wyndham since October 1997. Mr. Alibhai served as the President and Chief Operating Officer of Wyndham until his resignation on June 30, 1999. Prior to joining Wyndham in October 1997, Mr. Alibhai was the President and Chief Executive Officer of the Gencom Group, an affiliated group of companies that acquired, developed, renovated, leased and managed hotel properties in the United States and Canada through Gencom American Hospitality. Mr. Alibhai holds a B.A. from Rice University.
Mr. Alibhai is 37 years old. Mr. Alibhai is a Class A-III director whose term expires in 2002.

   Leonard Boxer has served as a director of Wyndham since July 1997. He served as a director of Patriot and its predecessor from September 1995 to July 1997. He has been a partner and chairman of the real estate department of the law firm of Stroock & Stroock & Lavan in New York, New York since 1987. Previously, he was a founder and managing partner and head of the real estate department of Olnick Boxer Blumberg Lane & Troy, a real estate law firm in New York. Mr. Boxer is a member of the Board of Trustees of New York University Law School. He is a member of the New York Regional Cabinet of the United States Holocaust Memorial Museum. Mr. Boxer holds a B.A. and an L.L.B. from New York University. Mr. Boxer is 62 years old. Mr. Boxer is a Class A-I director whose term expires in 2003.

   Milton Fine became a director of Wyndham in June 1998. Mr. Fine co-founded Interstate Hotels Corporation in 1961 and was Chairman of the Board prior to Wyndham's acquisition of Interstate Hotels Corporation in June 1998. Mr. Fine also served as the Chief Executive Officer of Interstate Hotels Corporation through March 1996. Mr. Fine is a member of the Advisory Board of Greenwich Street Capital Partners, Inc. Mr. Fine is a life trustee of the Carnegie Institute and Chairman of the Board of the Carnegie Museum of Art. He is a member of the Board of Directors of the Andy Warhol Museum in Pittsburgh, Pennsylvania. Mr. Fine is a member of the Board of Directors of the Norton Museum of Art in Palm Beach, Florida. Mr. Fine is a magna cum laude graduate and also holds a J.D. from the University of Pittsburgh. Mr. Fine is 74 years old. Mr. Fine is a Class A-III director whose term expires in 2002.

   Susan T. Groenteman has served as a director of Wyndham since January 1998. Ms. Groenteman served as a director of Wyndham Hotel Corporation, a subsidiary of Wyndham, from April 1996 to January 1998. Ms. Groenteman is a member of the Board of Directors and Chief Operating Officer of Crow Family Holdings, an investment company managing investments in a variety of real estate related businesses, along with other industries, a position she has held since 1988. In any given year within the past five years, Ms. Groenteman has served as an executive officer or director in over 1,000 partnerships (or affiliates of partnerships) or corporations.

In the past five years, Ms. Groenteman has served as an executive officer or director of approximately six partnerships or corporations, or for affiliates of such entities, that filed for protection under federal bankruptcy laws. In addition, in the past five years, Ms. Groenteman served as an executive officer or director in approximately 15 partnerships or corporations, or affiliates of such partnerships or corporations, that were placed in receivership. Ms. Groenteman holds a Bachelor of Business Administration from the University of Texas at Arlington. Ms. Groenteman is 47 years old. Ms. Groenteman is a Class A-III director whose term expires in 2002.

   Fred J. Kleisner is the Chairman of the Board and Chief Executive Officer of Wyndham. He has served as Chairman of the Board of Wyndham since October 13, 2000 and as Chief Executive Officer of Wyndham since March 27, 2000. From July 1999 to October 2000, Mr. Kleisner served as Wyndham's President. From July 1999 to March 2000, Mr. Kleisner also served as the Company's Chief Operating Officer. From January 1998 to July 1999, he was President and Chief Operating Officer of The Americas for Starwood Hotels & Resorts Worldwide, Inc. His experience in the industry also includes senior positions with Westin Hotels and Resorts, where he was President and Chief Operating Officer from 1995 to 1998; Interstate Hotels Corporation, where he was Executive Vice President and Group President of Operations from 1990 to 1995; The Sheraton Corporation, where he was Senior Vice President, Director of Operations, North America Division-East from 1985 to 1990; and Hilton Hotels, where for 16 years he served as General Manager of several landmark hotels, including The Waldorf Astoria and The Waldorf Towers in New York, The Capital Hilton in Washington, D.C., and The Hilton Hawaiian Village in Honolulu. Mr. Kleisner, who holds a B.A. degree in Hotel Management from Michigan State University, completed advanced studies at the University of Virginia and Catholic University of America. Mr. Kleisner is 56 years old. Mr. Kleisner is a Class A-I director whose term expires in 2003.

   Rolf E. Ruhfus has served as a director of Wyndham since June 1998. Mr. Ruhfus currently serves as Chairman of the Board of Directors and Chief Executive Officer of LodgeWorks Corporation and Ruhfus Hotel Corporation. He previously served as Chairman of the Board of Directors and Chief Executive Officer of Summerfield Hotel Corporation from 1987 through June 1998 when Summerfield was acquired by Wyndham. Prior to founding Summerfield, Mr. Ruhfus served as President of Residence Inn Corporation. Mr. Ruhfus holds a B.A. from Western Michigan University, an M.B.A. from the Wharton School of Business and a Ph.D. in Marketing from the University of Munster, Germany. Mr. Ruhfus is 56 years old. Mr. Ruhfus is a Class A-I director whose term expires in 2003.

 Class B Directors

   Thomas H. Lee became a director of Wyndham in June 1999. Mr. Lee founded Thomas H. Lee Company in 1974 and since that time has served as its President. From 1966 through 1974, Mr. Lee was with First National Bank of Boston where he directed the bank's high technology lending group from 1968 to 1974 and became a Vice President in 1973. Prior to 1966, Mr. Lee was a securities analyst in the institutional research department of L.F. Rothschild & Co. in New York. Mr. Lee serves or has served as a director of numerous public and private corporations, including Finlay Enterprises, Inc., General Nutrition Companies, Inc., Playtex Products, Inc., Safelite Glass Corp., Snapple Beverage Corp. and Vail Resorts, Inc. In addition, Mr. Lee serves as a trustee or overseer of a number of civic and charitable organizations including, in Boston, Beth Israel Deaconess Medical Center, Brandeis University, Harvard University and the Museum of Fine Arts, as well as in New York City, Lincoln Center for the Performing Arts, Mount Sinai-NYU Medical Center and the Whitney Museum of American Art. Mr. Lee is a 1965 graduate of Harvard College. Mr. Lee is 57 years old. Mr. Lee is a Class B-III director whose term expires in 2002.

   Alan M. Leventhal became a director of Wyndham in June 1999. Mr. Leventhal is co-founder of Beacon Capital Partners and serves as its Chairman and Chief Executive Officer. Prior to founding Beacon Capital Partners, Mr. Leventhal served as President and Chief Executive Officer of Beacon Properties Corporation, a publicly traded real estate investment trust. Mr. Leventhal received his Bachelor's degree in Economics from Northwestern University in 1974 and his Master of Business Administration from the Amos Tuck School of Business Administration at Dartmouth College in 1976. Mr. Leventhal is a member of the Board of Overseers of

Beth Israel Deaconess Medical Center. Mr. Leventhal has lectured at the Amos Tuck School of Business Administration at Dartmouth College and the Massachusetts Institute of Technology Center for Real Estate. Mr. Leventhal has been awarded the Realty Stock Review's "Outstanding CEO Award" for 1996, 1997 and 1998, and the Commercial Property News' "Office Property Executive of the Year" for 1996. Mr. Leventhal is 48 years old. Mr. Leventhal is a Class B-III director whose term expires in 2002.

   William L. Mack became a director of Wyndham in June 1999. Mr. Mack is a founding principal and managing partner of Apollo Real Estate Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Real Estate Investment Funds, private real estate investment funds. Beginning in 1969, Mr. Mack served as Managing Partner of the Mack Company, a privately held real estate company which was merged with the Cali Realty Corporation (now Mack-Cali Realty Corporation) of which Mr. Mack has served as a director since 1997. Mr. Mack is also a director of The Bear Stearns Companies, Inc. and Vail Resorts, Inc. Mr. Mack attended the Wharton School of Business and Finance at the University of Pennsylvania and received a B.S. degree in business administration, finance and real estate from New York University. Mr. Mack is 61 years old. Mr. Mack is a Class B-III director whose term expires in 2002.

   Marc J. Rowan became a director of Wyndham in June 1999. Mr. Rowan is one of the founding principals of (1) Apollo Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Investment Funds, private securities investment funds; and (2) Lion Advisors, L.P., a financial advisor to, and representative of, institutional investors with respect to securities investments. Mr. Rowan is also a director of Samsonite Corporation, Vail Resorts, Inc., National Financial Partners Corporation, NRT Incorporated, Quality Distribution Inc. and Rare Medium Group, Inc. Mr. Rowan is also active in charitable activities and is a founding member and serves on the executive committee of the Youth Renewal Fund and is a member of the board of directors of National Jewish Outreach Program and the Undergraduate Executive Board of The Wharton School of Business. Mr. Rowan is 39 years old. Mr. Rowan is a Class B-I director whose term expires in 2003.

   Scott M. Sperling became a director of Wyndham in June 1999. Mr. Sperling is a Principal Managing Director at Thomas H. Lee Partners, L.P. In this capacity, he is a director of Fisher Scientific International, Inc., GenTek Inc., CTC Communications, Inc. and a number of private companies. During the ten years prior to joining Thomas H. Lee Company, Mr. Sperling was Managing Partner of the Aeneas Group, the private capital affiliate of the Harvard Management Company, Inc. Prior to 1984, Mr. Sperling was a Senior Consultant with the Boston Consulting Group, Inc. focusing on business and corporate strategies. He holds an M.B.A. degree from Harvard University and a B.S. from Purdue University. Mr. Sperling is 43 years old. Mr. Sperling is a Class B-I director whose term expires in 2003.

 Class C Directors

   Stephen T. Clark became a director of Wyndham in June 1999. Since 1995, Mr. Clark has been President of Cypress Realty, Inc., a real estate investment company based in Austin, Texas and serves as a director of Beacon Capital Partners, Inc. Previously, Mr. Clark served as Managing Director of Harvard Private Capital Group where he directed the group responsible for real estate investment and management activities. Prior to joining Harvard Private Capital Group, Mr. Clark was a partner in Clark-Pilgrim Limited Partnership and in Trammell Crow Company where he was in charge of office and industrial activities in Philadelphia and Delaware. He received a Masters in Business Administration degree from Harvard Business School and received his undergraduate degree from Duke University. Mr. Clark serves as Chairman of the Board of Abacoa Development Company and Cypress Senior Living, Inc. Mr. Clark is 45 years old. Mr. Clark is a Class C-III director whose term expires in 2002.

   Paul Fribourg became a director of Wyndham in June 1999. Mr. Fribourg has served as Chief Executive Officer of ContiGroup Companies, Inc. (f/k/a Continental Grain Company) since July 1997. Since 1976, Mr. Fribourg has held numerous positions with Continental Grain Company including President and Chief Operating Officer from 1994 to 1997 and Executive Vice President of the Commodity Marketing Group from 1990 to 1994. Mr. Fribourg also serves on the boards of Loews Corporation, the YMCA of Greater New York, The Browning School, New York University and the America-China Society. Mr. Fribourg holds a B.A. from Amherst College and completed the Advanced Management Program at Harvard Business School. Mr. Fribourg is 47 years old. Mr. Fribourg is a Class C-I director whose term expires in 2003.

Meetings and Committees of the Board of Directors

   The Board of Directors of Wyndham held seven meetings during 2000. No director attended less than 75% of the aggregate number of meetings held during 2000 of the Board of Directors and any board committee of which he or she was a member. Set forth below are descriptions of the standing committees of the Board of Directors and the names of the current members of such committees.

   Executive Committee. The executive committee consists of Messrs. Alibhai, Carreker, Fine, Kleisner, Leventhal, Mack, Rowan and Sperling. In addition, Mr. Theodore Teng, in his capacity as Chief Operating Officer, and Mr. Richard Smith, in his capacity as Chief Financial Officer, serve on the committee in an ex officio capacity. The Executive Committee has the full power and authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors, except that the executive committee cannot effect certain fundamental corporate actions as provided under Delaware law. In addition, final approval of the full Board of Directors is required for any of the following: (i) any individual transaction involving the issuance of debt securities by the Company or its subsidiaries involving aggregate proceeds to the Company in excess of $75 million or the issuance of equity securities by the Company or its subsidiaries involving aggregate proceeds to the Company in excess of $10 million; (ii) any transaction constituting a "change of control" of the Company within the meaning of such term under the Securities Purchase Agreement, dated as of February 18, 1999, by and among the Company and the other parties thereto;
(iii) entry by the Company into a new line of business; (iv) any capital commitment by the Company where the Company's share of the commitment involved exceeds $75 million; (v) any transaction that provides a disproportionate benefit to the holders of the Series B Preferred Stock; (vi) any change to the scope of the authority or the identity of the members of the executive committee, the audit committee, the compensation committee or the capital commitments committee; and (vii) any change to the classification of the directors. The executive committee held three meetings during 2000.

   Capital Commitments Committee. The capital commitments committee consists of Messrs. Kleisner, Rowan and Sperling (or in Mr. Sperling's absence, Mr. Schoen). In addition, Mr. Teng, in his capacity as Chief Operating Officer, and Mr. Smith, in his capacity as Chief Financial Officer, serve on this committee in an ex officio capacity. Mr. Carreker also served on this committee until his resignation on March 27, 2000. The capital commitments committee facilitates the execution of the Company's business strategy and oversight of the business and affairs of the Company. The capital commitments committee has the full power and authority of the executive committee in the management of the business and affairs of the Company between meetings of the executive committee, except that the final approval of the executive committee or the full Board of Directors, as appropriate, is required in connection with any transaction where the Company's share of the capital commitment exceeds $20 million per annum. The capital commitments committee held 26 meetings during 2000.

   Audit Committee. The audit committee consists of Messrs. Boxer, Brownstein, Clark and Fribourg. The Board of Directors has adopted a charter for the audit committee, a copy of which is attached hereto as Appendix I. As more fully set forth in the charter, the audit committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, reviews the adequacy of Wyndham's internal accounting controls and reviews related party transactions. All of the members of the audit committee are "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The audit committee held seven meetings during 2000.

   Compensation Committee. The compensation committee consists of Messrs. Boxer, Clark, Rowan, Schoen and Weiser. The compensation committee determines the compensation of Wyndham's executive officers and directors and administers the Incentive Plan. The compensation committee held seven meetings during 2000.

   Class A Director Nominating Committee. The Restated Certificate of Incorporation provides that the nominees for the Class A Directors shall be nominated by a Class A Director Nominating Committee that shall consist of each of the Class C Directors then in office and the same number of Class A Directors then in office, who shall be selected by a majority vote of the Class A Directors then in office. During 2000, the Class A Director Nominating Committee, which consisted of Ms. Groenteman and Messrs. Carreker, Weiser, Brownstein, Clark and Fribourg, held two meetings. In April 2001, the Class A Directors selected Ms. Groenteman and Messrs. Alibhai and Weiser to serve as the Class A Directors on the Class A Director Nominating Committee. This committee held two meetings in April 2001 at which the committee selected the nominees for Class A-II Directors to be elected at the Annual Meeting.

   Selection of Class B Directors and Class C Directors. As provided in the Restated Certificate of Incorporation, the nominees for the Class B Directors are selected by a majority vote of the Class B Directors then in office and the nominee for the Class C Director is selected by a majority vote of the Class C Directors then in office. In April 2001, the Class B Directors and Class C Directors selected by written consent their respective nominees for Class B-II Directors and Class C-II Director.

Director Compensation

   Currently, any director who is not an employee of Wyndham is paid an annual retainer fee as follows: Class A Directors receive a retainer fee of $12,500; Class B Directors receive no retainer fee; and Class C Directors receive a retainer fee of $12,500. In addition, except for the Class B Directors, each director is paid $1,000 for attendance at each meeting of the Board of Directors and $750 for participating in a telephonic board meeting. Except for the Class B Directors, each director is paid $1,000 ($1,250 for the chairman of the committee) for attendance, whether in person or telephonic, at each meeting of a committee of the Board of Directors of which such director is a member. Both the annual retainer fee and meeting fees are payable in cash or in deferred unit awards. In addition, Wyndham reimburses directors for their out-of-pocket expenses incurred in connection with their service on the Board of Directors. In lieu of cash compensation, the Class B Directors are entitled to direct up to $100,000 of the Company's charitable contributions per annum. Directors who are employees of Wyndham do not receive any fees for their service on the Board of Directors or a committee thereof.

   Each non-employee director of Wyndham serving as a director on September 29, 2000 was granted a non-qualified stock option to purchase 22,500 shares of Class A Common Stock. In addition, each non-employee director of Wyndham serving on the Class A Nominating Committee on September 29, 2000 was granted an option to purchase 7,500 shares of Class A Common Stock; each non-employee director of Wyndham serving on the Compensation Committee on September 29, 2000 was granted an option to purchase 22,500 shares of Class A Common Stock; and each non-employee director of Wyndham serving on the Audit Committee on September 29, 2000 was granted an option to purchase 37,500 shares of Class A Common Stock. Each option has a term of ten years and vests quarterly in equal installments over a three year period following the date of the 2000 annual meeting of stockholders, subject to the director's continued service on the Board of Directors or applicable committee, as the case may be, to the date of vesting.

   In the future, each newly elected non-employee director will be granted a non-qualified stock option to purchase 22,500 shares of Class A Common Stock upon his or her initial election to the Board of Directors. In addition, each newly appointed non-employee member of the Class A Nominating Committee will be granted an option to purchase 7,500 shares of Class A Common Stock upon his or her initial appointment to such committee; each newly appointed non-employee member of the Compensation Committee will be granted an option to purchase 22,500 shares of Class A Common Stock upon his or her initial appointment to such committee; and each newly appointed non-employee member of the Audit Committee will be granted an option to purchase 37,500 shares of Class A Common Stock upon his or her initial appointment to such committee. Each option will have a term of ten years and will vest quarterly in equal installments over a three year period, subject to the director's continued service on the Board of Directors or applicable committee, as the case may be, to the date of vesting.

                            EXECUTIVE COMPENSATION

   The following table sets forth, as to persons who served as Chief Executive Officer of the Company during 2000 and as to each of the four other most highly compensated executive officers of the Company who were serving as executive officers as of December 31, 2000 (the "named executive officers"), information concerning all compensation paid for services to the Company in all capacities for each of the last three fiscal years.

                          Summary Compensation Table

                                                 Long-Term Compensation
                                                 ---------------------------
                         Annual Compensation(1)  Restricted      Securities
                         -----------------------    Stock        Underlying       All Other
                         Year Salary($) Bonus($)   Awards        Options(#)      Compensation
                         ---- --------- -------- -----------     -----------     ------------
Fred J. Kleisner........ 2000 $608,054  $936,000         --         901,250(2)     $ 37,820(3)
  Chairman of the Board
   and                   1999 $258,077  $750,000 $   761,250(4)   1,100,000(5)     $738,455(6)
   Chief Executive
   Officer

Theodore Teng........... 2000 $336,539  $600,000 $   400,000(7)   1,000,000(8)     $520,883(9)
  President and Chief
   Operating
   Officer

Richard A. Smith........ 2000 $287,116  $430,000         --         500,000(10)    $ 93,841(11)
  Executive Vice
   President and         1999 $ 55,385  $ 25,000         --         125,000(12)    $141,633(13)
   Chief Financial
   Officer

David W. Johnson........ 2000 $321,405  $290,000         --         355,000(14)    $128,832(15)
  Executive Vice
   President             1999 $258,154  $131,600         --         300,000(16)         --
                         1998 $200,631  $120,000         --          13,185(17)         --

Michael Grossman........ 2000 $310,154  $156,000         --         340,000(18)    $    917(19)
  Executive Vice
   President             1999 $283,200  $140,000         --         400,000(20)         --
                         1998 $255,010  $205,451         --           9,632(21)         --

James D. Carreker(22)... 2000 $620,308  $936,000         --             --         $613,519(23)
  Former Chairman of the
   Board                 1999 $316,865  $750,000 $ 2,049,997(24)  1,300,000(25)    $ 51,152(26)
   and Chief Executive
   Officer               1998 $571,036       --          --             --         $    648(27)

--------
(1) Does not include "Other Annual Compensation" because amounts of certain perquisites and other noncash benefits provided by Wyndham did not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.
(2) On March 27, 2000, Wyndham granted non-qualified options to purchase an aggregate of 901,250 shares of Class A Common Stock to Mr. Kleisner. These options vest on each anniversary of the date of grant at a rate of 25% per year.
(3) Such amount includes $5,570 of life insurance premiums and $32,250 of imputed interest from a non-interest bearing note.
(4) On August 12, 1999, Wyndham awarded 203,000 restricted shares of Class A Common Stock to Mr. Kleisner. The market value of the shares on the date of grant was $3.75 per share and the aggregate market value of such shares on December 31, 2000 was $355,250. The restrictions on these shares lapse on each anniversary of the date of grant at the rate of 33 1/3% per year.
(5) On August 12, 1999, Wyndham granted non-qualified options to purchase 1,100,000 shares of Class A Common Stock to Mr. Kleisner. These options vest on each anniversary of the date of grant at a rate of 20% per year.
(6) Such amount includes a $550,000 signing bonus, a $174,929 relocation allowance, $671 in life insurance premiums, $1,174 in disability premiums and $11,681 of imputed interest on a non-interest bearing note.
(7) On April 12, 2000, Wyndham awarded 200,000 restricted shares of Class A Common Stock to Mr. Teng. The market value of the shares on the date of grant was $2.00 per share and the aggregate market value of such shares on December 31, 2000 was $350,000. The restrictions on these shares lapse on each anniversary of the date of grant at the rate of 33 1/3% per year.

(8) On April 12, 2000, Wyndham granted non-qualified options to purchase 1,000,000 shares of Class A Common Stock to Mr. Teng. These options vest on each anniversary of the date of grant at a rate of 25% per year.
(9) Such amount includes $222,222 of debt forgiveness, $154,745 of taxes associated with the forgiveness of debt, a $140,000 signing bonus, $1,797 in life insurance, $2,019 in disability insurance and $100 in miscellaneous medical expenses.
(10) On March 27, 2000, Wyndham granted non-qualified options to purchase 500,000 shares of Class A Common Stock to Mr. Smith. These options vest on each anniversary of the date of grant at a rate of 25% per year.
(11) Such amount includes a $64,084 relocation allowance, $26,750 of taxes associated with the relocation allowance, $998 in life insurance and $2,009 in disability insurance premiums.
(12) On September 13, 1999, Wyndham granted non-qualified options to purchase 125,000 shares of Class A Common Stock to Mr. Smith. These options vest on each anniversary of the date of grant at a rate of 20% per year.
(13) Such amount includes a $141,633 relocation allowance.
(14) On March 27, 2000, Wyndham granted non-qualified options to purchase 355,000 shares of Class A Common Stock to Mr. Johnson. These options vest on each anniversary of the date of grant at a rate of 25% per year.
(15) Such amount includes $127,227 for forgiveness of debt and $1,605 for life insurance premiums.
(16) On April 19, 1999, Wyndham granted non-qualified options to purchase 300,000 shares of Class A Common Stock to Mr. Johnson. These options vest on each anniversary of the date of grant at a rate of 20% per year.
(17) On February 2, 1998, Wyndham granted non-qualified options to purchase paired shares to Mr. Johnson. On November 13, 1998, pursuant to an option repricing program, these non-qualified options were surrendered and exchanged for non-qualified options to purchase 13,185 paired shares at $7.55 per share. As part of the June 30, 1999 restructuring of the Company, these options became fully vested and exercisable for equivalent shares of Class A Common Stock.
(18) On March 27, 2000, Wyndham granted non-qualified options to purchase 340,000 shares of Class A Common Stock to Mr. Grossman. These options vest on each anniversary of the date of grant at a rate of 25% per year.
(19) Such amount includes $917 for life insurance premiums.
(20) On April 19, 1999, Wyndham granted non-qualified options to purchase 400,000 shares of Class A Common Stock to Mr. Grossman. These options vest on each anniversary of the date of grant at a rate of 20% per year.
(21) On February 2, 1998, Wyndham granted non-qualified options to purchase paired shares to Mr. Grossman. On November 13, 1998, pursuant to an option repricing program, these non-qualified options were surrendered and exchanged for non-qualified options to purchase 9,632 paired shares at $7.55 per share. As part of the June 30, 1999 restructuring of the Company, these options became fully vested and exercisable for equivalent shares of Class A Common Stock.
(22) Mr. Carreker served as the Chairman of the Board and Chief Executive Officer of the Company until March 27, 2000, when Mr. Carreker resigned his position as Chief Executive Officer and Mr. Fred J. Kleisner was appointed Chief Executive Officer in addition to his previous title as President. On October 13, 2000, Mr. Carreker further resigned his position as Chairman of the Board of the Company, and Mr. Kleisner was appointed to the additional position of Chairman of the Board and resigned his position as President of the Company.
(23) Such amount includes $355,600 and $247,623 of taxes associated with the office relocation, $2,788 in life insurance and $7,508 in disability insurance premiums.
(24) On February 19, 1999, Wyndham awarded the equivalent of 200,000 restricted shares to Mr. Carreker. The equivalent market value of the shares on the date of grant was $5.375 per share and the aggregate market value of such shares on December 31, 2000 was $350,000. The restrictions on these shares were to lapse on each anniversary commencing January 1, 2000 at the following rates: year 1:
   40%, year 2: 30%, and year 3: 30%. On February 19, 1999, Wyndham awarded the equivalent of 216,666 restricted shares of Class A Common Stock to Mr. Carreker. Mr. Carreker received 72,222 shares of Class A Common Stock on June 30, 1999 and was to receive 72,222 shares of Class A Common Stock on each of the first and second anniversaries of the date of grant. The equivalent market value of the shares on June 30, 1999 was $4.50 per share and the aggregate market value of such shares on December 31, 2000 was $378,000. All of the foregoing shares fully vested on December 31, 2000, upon the termination of Mr. Carreker's employment with Wyndham.
(25) On April 19, 1999, Wyndham granted non-qualified options to purchase the equivalent of 1,300,000 shares to Mr. Carreker. These options fully vested on December 31, 2000, upon the termination of his employment with Wyndham.
(26) Such amount includes $5,260 in life insurance premiums, $22,545 of disability insurance premiums, $15,000 in tax preparation fees and $8,347 in payment for an automobile lease.
(27) Such amount includes $360 of term life insurance premiums paid by Wyndham for the benefit of Mr. Carreker and $288 contributed by Wyndham to Mr. Carreker's 401(k) account.

   The following table sets forth certain information concerning the options granted to the named executive officers during 2000.

                       Option Grants in Last Fiscal Year

                                       Individual Grants
                         ------------------------------------------------
                                                                          Potential Realizable
                                                                            Value at Assumed
                                       % of Total                         Annual Rates of Stock
                         Number of      Options                            Price Appreciation
                         Securities    Granted to                            for Option Term
                         Underlying    Employees  Exercise or                    ($)(2)
                          Options      in Fiscal      Base     Expiration ---------------------
                         Granted(#)     Year(1)   Price ($/Sh)    Date        5%        10%
                         ----------    ---------- ------------ ---------- ---------- ----------
Fred J. Kleisner........   901,250(3)    10.61%      $2.00     3/27/2010  $1,133,583 $2,872,721
Theodore Teng........... 1,000,000(3)    11.78%      $2.00     4/12/2010  $1,359,595 $3,349,594
Richard A. Smith........   500,000(3)     5.89%      $2.00     3/27/2010  $  628,895 $1,593,742
Michael Grossman........   340,000(3)     4.00%      $2.00     3/27/2010  $  427,648 $1,083,745
David W. Johnson........   355,000(3)     4.18%      $2.00     3/27/2010  $  446,515 $1,131,557

--------
(1) Options to purchase a total of 8,490,916 shares of Class A Common Stock were granted to employees in 2000.
(2) The amounts under the columns labeled "5%" and "10%" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission (the "Commission") and are not intended to forecast future appreciation, if any, in the price of the Class A Common Stock. Such amounts are based on the assumption that the named persons hold the options for the full term of the options. The actual value of the options will vary in accordance with the market price of the Class A Common Stock.
(3) Options are subject to a 4-year vesting schedule, with one-fourth becoming exercisable on each of the first, second, third and fourth anniversaries of the date of grant.

   The following table sets forth certain information concerning options exercised in 2000 by the named executive officers and all unexercised options held by the named executive officers as of December 31, 2000.

   Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option
                                    Values

                                                                  Number of                 Value of Unexercised
                                                           Unexercised Options at          In-the-Money Options at
                             Shares                          Fiscal Year-End(#)              Fiscal Year-End(2)
                            Acquired        Value      ------------------------------- -------------------------------
                         on Exercise(#) Realized($)(1) Exercisable(3) Unexercisable(3) Exercisable(3) Unexercisable(3)
                         -------------- -------------- -------------- ---------------- -------------- ----------------
Fred J. Kleisner........       --           $  --          220,000       1,781,250           --              --
Theodore Teng...........       --           $  --               --       1,000,000           --              --
Richard A. Smith........       --           $  --           25,000         600,000           --              --
David W. Johnson........       --           $  --           97,794         595,000           --              --
Michael Grossman........       --           $  --           89,632         660,000           --              --
James D. Carreker.......       --           $  --        1,378,048              --           --              --

--------
(1) Values are determined by aggregating, for each option exercise in 2000, the amount calculated by multiplying (i) an amount calculated by subtracting the exercise price paid for each such exercise from the closing price of the Class A Common Stock as of the date of such exercise by (ii) the number of shares of Class A Common Stock acquired upon such exercise.
(2) Based upon the closing price of the Class A Common Stock of $1.75 on December 31, 2000.
(3) None of the unexercised options are in-the-money.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

   Fred J. Kleisner. Pursuant to his current employment agreement dated as of March 27, 2000, Mr. Kleisner agreed to serve as Chief Executive Officer and President of Wyndham for a term of five years beginning on March 27, 2000. In October 2000, Mr. Kleisner relinquished his position as President and assumed the additional title of Chairman of the Board. Beginning on the third anniversary of the employment agreement and continuing every odd-numbered year thereafter, the employment agreement will automatically be extended for successive two-year periods unless otherwise terminated by either party. Mr. Kleisner's initial annual base salary is $624,000, which may be increased by the Board of Directors during the term of the agreement. Mr. Kleisner is eligible to receive incentive compensation to be determined by the Board of Directors of up to three times his then current base salary.

   Upon termination of employment due to the death or disability of Mr. Kleisner, Wyndham will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which termination occurs. In addition, all unvested stock options and stock-based grants will immediately vest and will be exercisable for the remaining option term. Additionally, Wyndham will pay health insurance premiums for five years for Mr. Kleisner's spouse and other dependents upon a termination due to his death and for two years for Mr. Kleisner, his spouse and other dependents upon his termination due to his disability.

   If employment is terminated by Mr. Kleisner for "good reason," or if Wyndham terminates his employment without "cause," Wyndham will pay Mr. Kleisner all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which termination occurs. In addition, all unvested stock options and stock-based grants will immediately vest and will be exercisable for a period of three years or the remaining option term, whichever is shorter. In addition, Wyndham will pay Mr. Kleisner a severance payment in accordance with Wyndham's then current severance policies, but at a minimum, Mr. Kleisner would be entitled to a severance payment (the "Severance Amount") equal to the greater of (a) $3,000,000 or (b) three times the sum of his "applicable base salary" (determined in accordance with the employment agreement) and "average incentive compensation" (determined in accordance with the employment agreement). Additionally, Wyndham will pay health insurance premiums for three years for Mr. Kleisner, his spouse and other dependents. Moreover, for a period of three years, Wyndham will provide Mr. Kleisner with an office and related facilities and an assistant at a location of his respective choosing. For a period of one year, Wyndham will pay the cost of executive placement services for Mr. Kleisner.

   If a "change in control," as defined in the employment agreement, occurs and Mr. Kleisner's employment is terminated for any reason other than death or disability or by Mr. Kleisner without "good reason" within 90 days prior to or 18 months after such change in control, then in lieu of the Severance Amount Wyndham must pay Mr. Kleisner a lump sum equal to (i) the greater of the Severance Amount or $3,000,000 plus (ii) any amount considered a "parachute payment" under Section 280G of the Internal Revenue Code (including gross-up payments to cover any excise tax due). In addition, upon a change in control, all stock options and other stock-based grants to Mr. Kleisner will immediately vest and become exercisable, whereupon at any time during the option term (but not to exceed five years after the change in control), Mr. Kleisner or his estate may require Wyndham to purchase all such stock options for $5,000,000 in cash or allow Mr. Kleisner to exercise all or any part of such stock options. In addition, Wyndham shall also loan Mr. Kleisner all funds due by him for income taxes with respect to such stock option treatment. Amounts payable to Mr. Kleisner in connection with a termination due to a change in control shall be "grossed-up" to cover any excise tax due.

   In conjunction with the execution of the employment agreement, Wyndham (a) entered into an indemnification agreement with Mr. Kleisner, (b) granted Mr. Kleisner a non-qualified option to acquire 200,000 shares of Class A Common Stock at a price of $2.00 per share, which option vests in four equal annual installments commencing March 27, 2001 and (c) agreed to loan Mr. Kleisner certain amounts pursuant to a master note.

   Theodore Teng. Wyndham and Mr. Teng are parties to an employment agreement dated April 12, 2000, pursuant to which Mr. Teng has agreed to serve as Chief Operating Officer of Wyndham for a term of three years, which will automatically be extended for successive one-year periods unless otherwise terminated. In

October 2000, Mr. Teng assumed the additional title of President. Mr. Teng's initial annual base salary is $500,000, which shall be redetermined annually by the Board of Directors during the term of the agreement. Mr. Teng is eligible to receive incentive compensation as determined by the Board of Directors of up to two times his then current base salary, which amount was fixed at $500,000 for the year ended December 31, 2000.

   Upon termination of employment due to death or disability of Mr. Teng, Wyndham will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which termination occurs. Additionally, Wyndham will pay health insurance premiums for one year for Mr. Teng, his spouse and other dependents.

   If employment is terminated by Mr. Teng for "good reason" or by Wyndham without "cause," Wyndham will pay Mr. Teng all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which termination occurs. In addition, Wyndham will pay Mr. Teng a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or twenty-four months, whichever is longer, subject to certain setoffs. Additionally, Wyndham will pay health insurance premiums for one year for Mr. Teng, his spouse and other dependents.

   If a "change in control," as defined in the employment agreement, occurs and Mr. Teng's employment is terminated by the Company without "cause" or by Mr. Teng for "good reason" within 18 months after such change in control, the Company shall pay the severance amount in equal installments over twenty-four months and all stock options and other stock-based awards shall immediately vest and become exercisable for a period of 360 days, during which period Mr. Teng or his estate may require Wyndham to purchase all such stock options for an amount equal to $3.85 multiplied by the number of shares subject to the unexercised portion of the stock options or allow Mr. Teng to exercise all or any part of such stock options. Also, Wyndham will pay health insurance premiums for Mr. Teng, his spouse and other dependents for one year. In addition, Wyndham will provide Mr. Teng with a tax gross-up payment to cover any excise tax due.

   In conjunction with the execution of the employment agreement, Wyndham (a) granted Mr. Teng a non-qualified option to acquire 1,000,000 shares of Class A Common Stock at a price of $2.00 per share, which option shall vest in four equal annual installments commencing April 12, 2001, (b) granted Mr. Teng a restricted unit award of 200,000 shares of Class A Common Stock that vests in three equal annual installments commencing April 12, 2001, (c) paid a $140,000 signing bonus to Mr. Teng, and (d) loaned Mr. Teng $1,000,000 evidenced by a promissory note that is recourse to Mr. Teng, bears interest at the same rate as Wyndham's revolving credit facility and is payable on the earlier of April 12, 2003 or the date Mr. Teng's employment with Wyndham is terminated by Wyndham without "cause" or by Mr. Teng for other than "good reason." Subject to Mr. Teng's continuing employment, Wyndham has agreed to forgive the principal amount of the note and all accrued but unpaid interest on such forgiven principal amount in equal monthly installments over a three-year period.

   Richard Smith. Wyndham and Mr. Smith are parties to an employment agreement effective April 10, 2000, pursuant to which Mr. Smith has agreed to serve as an Executive Vice President of Wyndham for a term of three years, which will automatically be extended for successive one-year periods unless otherwise terminated. Mr. Smith's initial annual base salary is $325,000, which shall be redetermined annually by the Board of Directors during the term of the agreement. Mr. Smith is eligible to receive incentive compensation as determined by the Board of Directors of up to one and one-half times his then current base salary, which amount was fixed at $325,000 for the year ended December 31, 2000.

   Upon termination of employment due to death or disability of Mr. Smith, Wyndham will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which termination occurs. Additionally, Wyndham will pay health insurance premiums for one year for Mr. Smith, his spouse and other dependents.

   If employment is terminated by Mr. Smith for "good reason" or by Wyndham without "cause," Wyndham will pay Mr. Smith all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which termination occurs. In addition, Wyndham will pay Mr. Smith a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or twenty-four months, whichever is longer, subject to certain setoffs. Additionally, Wyndham will pay health insurance premiums for one year for Mr. Smith, his spouse and other dependents.

   If a "change in control," as defined in the employment agreement, occurs and Mr. Smith's employment is terminated by the Company without "cause" or by Mr. Smith for "good reason" within 18 months after such change in control, the Company shall pay the severance amount in equal installments over twenty-four months and all stock options and other stock-based awards shall vest and become exercisable 180 days following the date of the change of control and such stock options and other stock awards shall be exercisable for 360 days following the date of termination. Also, Wyndham will pay health insurance premiums for Mr. Smith, his spouse and other dependents for one year. In addition, Wyndham will provide Mr. Smith with a tax gross-up payment to cover any excise tax due.

   In conjunction with the execution of the employment agreement, Wyndham granted Mr. Smith a non-qualified option to acquire 500,000 shares of Class A Common Stock at a price of $2.00 per share, which option shall vest in four equal annual installments commencing March 27, 2001.

   David Johnson. Wyndham and Mr. Johnson are parties to an employment agreement effective April 1, 2000, pursuant to which Mr. Johnson has agreed to serve as an Executive Vice President of Wyndham for a term of three years, which will automatically be extended for successive one-year periods unless otherwise terminated. Mr. Johnson's initial annual base salary is $327,000, which shall be redetermined annually by the Board of Directors during the term of the agreement. Mr. Johnson is eligible to receive incentive compensation as determined by the Board of Directors of up to one time his then current base salary.

   Upon termination of employment due to death or disability of Mr. Johnson, Wyndham will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which termination occurs. Additionally, Wyndham will pay health insurance premiums for one year for Mr. Johnson, his spouse and other dependents.

   If employment is terminated by Mr. Johnson for "good reason" or by Wyndham without "cause," Wyndham will pay Mr. Johnson all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which termination occurs. In addition, Wyndham will pay Mr. Johnson a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or twenty-four months, whichever is longer, subject to certain setoffs. Additionally, Wyndham will pay health insurance premiums for one year for Mr. Johnson, his spouse and other dependents.

   If a "change in control," as defined in the employment agreement, occurs and Mr. Johnson's employment is terminated by the Company without "cause" or by Mr. Johnson for "good reason" within 18 months after such change in control, the Company shall pay the severance amount in equal installments over twenty-four months and all stock options and other stock-based awards shall immediately vest and become exercisable 180 days following the date of the change of control and such stock options and other stock awards shall be exercisable for 360 days following the date of termination. Also, Wyndham will pay health insurance premiums for Mr. Johnson, his spouse and other dependents for one year. In addition, Wyndham will provide Mr. Johnson with a tax gross-up payment to cover any excise tax due.

   In conjunction with the execution of the employment agreement, Wyndham (a) granted Mr. Johnson a non-qualified option to acquire 100,000 shares of Class A Common Stock at a price of $2.00 per share, which option shall vest in four equal annual installments commencing March 27, 2001, and (b) agreed to forgive the principal of an existing $200,000 promissory note and all accrued but unpaid interest on such forgiven principal amount in equal monthly installments over a two year period, subject to Mr. Johnson's continuing employment.

   Michael Grossman. Wyndham and Mr. Grossman are parties to an amended and restated employment agreement dated April 19, 1999, pursuant to which Mr. Grossman has agreed to serve as an Executive Vice President of Wyndham for a term of three years, which will automatically be extended for successive one-year periods unless otherwise terminated. Mr. Grossman's annual base salary commencing July 1, 1999 is $300,000, which shall be redetermined annually by the Board of Directors during the term of the agreement. Mr. Grossman is eligible to receive incentive compensation as determined by the Board of Directors.

   Upon termination of employment due to death or disability of Mr. Grossman, Wyndham will pay all accrued and unpaid base salary and incentive compensation for the year in which termination occurs. Additionally, Wyndham will pay health insurance premiums for one year for Mr. Grossman, his spouse and other dependents.

   If employment is terminated by Mr. Grossman for "good reason" or by Wyndham without "cause," Wyndham will pay Mr. Grossman all accrued and unpaid base salary and incentive compensation for the year in which termination occurs. In addition, Wyndham will pay Mr. Grossman a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or twenty-four months, whichever is longer, subject to certain setoffs. Additionally, Wyndham will pay health insurance premiums for one year for Mr. Grossman, his spouse and other dependents.

   If a "change in control," as defined in the employment agreement, occurs and Mr. Grossman's employment is terminated by the Company without "cause" or by Mr. Grossman for "good reason" within 18 months after such change in control, the Company shall pay the severance amount in equal installments over twenty-four months and all stock options and other stock-based awards shall immediately vest and become exercisable for a period of 360 days following the date of termination. Also, Wyndham will pay health insurance premiums for Mr. Grossman, his spouse and other dependents for one year. In addition, Wyndham will provide Mr. Grossman with a tax gross-up payment to cover any excise tax due.

   In conjunction with the execution of the employment agreement, Wyndham granted Mr. Grossman a non-qualified option to acquire 400,000 paired shares (now Class A Common Stock) at a price of $5.00 per share, which option shall vest in five equal annual installments commencing April 19, 2000.

   For purposes of the employment agreements with the named executive officers, a "change in control" is generally defined to include the following:

  . the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (the "Acquiring Person"), other than the Company, or any of its subsidiaries or any Investor or Excluded Group (as such term is defined below), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty-five percent (35%) or more of the combined voting power or economic interests of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that any transfer from any Investor or Excluded Group will not result in a change in control if such transfer was part of a series of related transactions the effect of which, absent the transfer to such Acquiring Person by the Investor or Excluded Group, would not have resulted in the acquisition by such Acquiring Person of thirty-five percent (35%) or more of the combined voting power or economic interests of the then outstanding voting securities; or

  . during any period of 12 consecutive months after June 30, 1999, the individuals who at the beginning of any such 12-month period constituted a majority of the Class A Directors and Class C Directors (the "Incumbent Non-Investor Majority") cease for any reason to constitute at least a majority of such Class A Directors and Class C Directors; provided, however, that (i) any individual becoming a director whose election, or nomination for election by the Company's stockholders, was approved by a vote of the stockholders having the right to designate such director and (ii) any director whose election to the Board or whose nomination for election by the stockholders of the Company was approved by the requisite vote of directors entitled to vote on such election or nomination in accordance with the Restated Certificate of Incorporation of the Company, shall, in each such case, be considered as though such individual were a member of the Incumbent Non-Investor Majority, but excluding, as a member of the Incumbent Non-Investor Majority, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the

     Company and further excluding any person who is an affiliate or associate of an Acquiring Person having or proposing to acquire beneficial ownership of twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; or

  . the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty-seven and one-half percent (57.5%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company resulting from such reorganization, merger or consolidation; or

  . the sale or other disposition of assets representing fifty percent (50%) or more of the assets of the Company in one transaction or series of related transactions.

   For purposes of the employment agreements with the named executive officers, an "Excluded Group" is generally defined as a "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that includes one or more of the Investors; provided, however, that the voting securities of the Company beneficially owned by such Investors represents a majority of the voting securities beneficially owned by such group.

Compensation Committee Interlocks and Insider Participation

   Mr. Carreker, who served as Chairman of the Board and Chief Executive Officer of the Company until he resigned from each such position during 2000, served on the compensation committee of Trammell Crow Interests Company during 2000. Ms. Groenteman is a director and executive officer of Trammell Crow Interests Company.

Report of the Compensation Committee on Executive Compensation

   This compensation committee report relates to compensation decisions made by the compensation committee of the Board of Directors. This compensation committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Wyndham specifically incorporates this information by reference, and shall not otherwise be deemed filed under such laws.

   Objectives of Executive Compensation. Wyndham's executive compensation program is intended to attract, motivate and retain key executives who are capable of leading Wyndham effectively and continuing its long-term growth. The compensation program for executives is comprised of base salary, annual incentives and long-term incentive awards. Base salary is targeted to be within a reasonable range of compensation for comparable companies and for comparable levels of expertise by executives. Annual incentives are based upon the achievement of one or more performance goals. Wyndham uses stock options and other equity based compensation in its long-term incentive programs.

   Compensation Committee Procedures. The compensation committee establishes the general compensation policies of Wyndham and implements and monitors the compensation and incentive plans and policies of Wyndham. The Wyndham compensation committee is composed of five directors, none of whom is currently an officer or employee of Wyndham. Final compensation determinations for each fiscal year are generally made after the end of the fiscal year, after audited financial statements for such year become available. At that time, bonuses, if any, are determined for the past year's performance, base salaries for the following fiscal year are set and long-term incentives, if any, are granted.

   In setting base salary and determining annual incentive and long-term incentive awards, the compensation committee reviews recommendations by Mr. Kleisner for executive officers other than himself. The compensation committee also reviews compensation levels of executive officers at other hospitality companies with revenues comparable to those of Wyndham. Some of these companies are the same companies that comprise the Dow Jones Industry Group Lodging to which Wyndham's stock performance is compared in this proxy statement.

   The compensation committee also reviews data contained in published surveys on executive compensation. The compensation committee based its decisions regarding 2000 base salary and annual cash bonus amounts for the year ended December 31, 2000, in part, upon its review of such data. In general, the 2000 base salary and cash bonuses for most executives were in the 75th percentile of the median base salary and cash bonus, respectively, for comparable companies.

   Members of the compensation committee consult periodically by telephone prior to their meetings at which compensation decisions are made. The compensation committee exercises its independent discretion in determining the compensation of the executive officers.

   Each element of the executive compensation, as well as the compensation of the Chief Executive Officer, is discussed separately below.

   Base Salary. Base salaries are a fixed component of total compensation and do not relate to the performance of the Company. Base salaries are determined by the compensation committee after reviewing salaries paid by hospitality companies of similar size and performance. For 2000, the average base salary increase was about 5 percent.

   Annual Incentives. Annual incentives are provided in the form of cash bonuses. Annual incentives are designed to reward executives and management for the annual growth and achievement of the Company and are therefore generally tied to the Company's performance. The compensation committee awards cash bonuses to those executives who meet established goals, with the amount of the award based upon each executive's base salary and the level to which such executive's performance met and exceeded the established goal. For the three top senior executives, the goal for bonus is three-fold: EBITDA targets, total return to shareholders and individual performance. The financial objectives were met for 2000 and bonuses were awarded accordingly, with average bonuses for the top three executives equaling 134% of their base salaries. For executives in hotel operations, the goal for bonus is two-fold:
EBITDA targets and individual performance. Since EBITDA targets were met, executives in hotel operations with the title Corporate Vice President and above who received commendable or superior ratings from their immediate superiors received average bonuses equal to 45 percent of their base salaries. For executives in corporate operations, the goal for bonus is two-fold: EBITDA targets and total return to shareholders. Since the financial objectives for 2000 were met, executives in corporate operations with the title of Senior Vice President who received commendable or superior ratings from their immediate superiors received average bonuses equal to 50 percent of their base salaries. In some instances, bonuses have been awarded pursuant to requirements in employment agreements.

   Long-term Incentives. Long-term incentives are provided through the grant of restricted stock awards and stock options. These grants are designed to align executives' interests with the long-term goals of the Company and the interests of the Company's stockholders and encourage high levels of stock ownership among executives. The Company has a broad-based stock option award program that is granted annually to generally all employees with the title "General Manager" and up. These annual option grants vest over three years. New executives who enter into employment agreements with the Company are eligible to receive a one-time initial option grant that vests over four years. In addition, executives who are marked as high potential and key to the long-term growth of the Company may receive a Chairman's award which entitles them to receive a special option award. Both the one-time initial option grants and the Chairman's awards are more generous in size than the annual option grants. Executives who are parties to employment agreements and other selected executives may receive restricted stock grants that vest over several years.

   In March 2000, the Company awarded options to purchase an aggregate of 4,071,314 shares of Class A Common Stock to a group of 21 executives. The Board determined that these awards were appropriate to ensure their continued employment with the Company during a period of transition in the leadership of the Company.

   Compensation of Chief Executive Officer. The compensation committee set Mr. Kleisner's base salary for the year ended December 31, 2000 at or around the median base salary for chief executive officers of comparable companies. Mr. Kleisner's 2000 base salary was $624,000. Mr. Kleisner was awarded a bonus of $936,000 in recognition of his individual performance and in view of financial objectives being met.

   In connection with entering into a new employment agreement with Mr. Kleisner in 2000, the Company granted Mr. Kleisner an option to purchase 200,000 shares of Class A Common Stock at $2.00 per share, which option vests in equal annual installments over a four-year period. On March 27, 2000, Mr. Kleisner was also awarded an option to purchase 701,250 shares of Class A Common Stock at $2.00 per share, which option vests in equal annual installments over a four-year period. Factors considered by the compensation committee in determining the stock option grants were the desire to maintain an equity position for Mr. Kleisner comparable to that of other chief executive officers in comparable companies and the desire to ensure Mr. Kleisner's continued employment with the Company.

   Prior to March 27, 2000, Mr. Carreker served as the Chief Executive Officer of the Company. Mr. Carreker also served as the Chairman of the Board until October 2000. In January 2000, the compensation committee set Mr. Carreker's base salary for 2000 at $624,000, which was at or around the median base salary for chief executive officers of comparable companies. For the year 2000, Mr. Carreker was awarded a bonus of $936,000 in accordance with the terms of his employment agreement and severance arrangements with the Company.

   Tax Considerations. The compensation committee's executive compensation strategy is designed to be cost-and tax-effective. Therefore, the compensation committee's policies are, where possible and considered appropriate, to preserve corporate tax deductions, including the deductibility of compensation paid to the named executive officers pursuant to Section 162(m) of the Internal Revenue Code, while maintaining the flexibility to approve compensation arrangements which they deem to be in the best interests of Wyndham and its stockholders, but which may not always qualify for full tax deductibility.

   Submitted by the Compensation Committee

            Scott A. Schoen, Chairman
            Leonard Boxer
            Stephen T. Clark
            Marc J. Rowan
            Sherwood M. Weiser

Report of the Audit Committee

   Pursuant to the Audit Committee Charter adopted by the Board of Directors, the Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K with the Company's management, including a discussion regarding the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

   The Audit Committee reviewed with PricewaterhouseCoopers LLP, the Company's independent auditors, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with general accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61, as modified or supplemented. In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board in Standard No. 1 (Independence Discussion with Audit Committee), as modified or supplemented, which the Audit Committee received from PricewaterhouseCoopers LLP.

   The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held seven meetings during 2000.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved such recommendation) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2001. In making such recommendation to the Board of Directors, the Audit Committee considered whether the provision by PricewaterhouseCoopers LLP of services other than auditing is compatible with maintaining PricewaterhouseCoopers LLP's independence.

   Submitted by the Audit Committee

            Stephen T. Clark, Chairman
            Leonard Boxer
            Norman Brownstein
            Paul Fribourg

                            STOCK PERFORMANCE GRAPH

   The following graph provides a comparison of the cumulative total stockholder return assuming $100 was invested on December 31, 1995, assuming reinvestment of any dividends, in each of the following: paired shares of Wyndham and Patriot American Hospitality, Inc. (and after June 30, 1999, the Class A Common Stock of Wyndham), the Dow Jones Industry Group Lodging, the Standard & Poor's 500 Index and the National Association of Real Estate Investment Trusts Total Return Equity Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                              [PERFORMANCE GRAPH]

                          12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00
                          -------- -------- -------- -------- -------- --------
Wyndham International,
 Inc....................    $100     $ 89     $125     $ 27     $ 14     $  9
Dow Jones Industry Group
 Lodging................    $100     $143     $159     $127     $115     $134
S&P 500 Index...........    $100     $123     $164     $211     $255     $232

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

   Except as otherwise noted, the following table sets forth certain information as of March 1, 2001 as to the security ownership of those persons owning of record or known to Wyndham to be the beneficial owner of more than five percent of the Class A Common Stock or the Series B Preferred Stock, each of the directors of Wyndham, director nominees and the executive officers of Wyndham, and all directors and executive officers of Wyndham as a group. All share ownership amounts have been adjusted to give effect to a dividend on the Series B Preferred Stock that was paid on March 31, 2001 in additional shares of Series B Preferred Stock. So far as is known to the Company, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names unless otherwise indicated. In accordance with applicable SEC rules, shares issuable within 60 days upon exercise of options, conversion of convertible securities or vesting of restricted stock awards are deemed to be outstanding for the purpose of computing the percentage ownership of persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Each share of Series B Preferred Stock is convertible into 11.6414 shares of Class A Common Stock.

                                                      Series B Preferred
                           Class A Common Stock              Stock
                           ------------------------ ---------------------------
                            Number of      Percent    Number of        Percent
     Beneficial Owner        Shares        of Class     Shares         of Class
     ----------------      -----------     -------- --------------     --------
Karim Alibhai.............   3,880,355(1)     2.3%
Leon D. Black.............       7,500(2)       *
Leonard Boxer.............     162,784(3)       *
Norman Brownstein.........     372,500(4)       *
James D. Carreker.........   3,451,500(5)     2.0%
Stephen T. Clark..........      90,372(6)       *
Milton Fine...............   3,124,939(7)     1.9%
Paul Fribourg.............      22,500(8)       *
Susan T. Groenteman.......      43,888(9)       *
Michael Grossman..........     259,411(10)      *
David Johnson.............     332,867(11)      *
Fred J. Kleisner..........     542,978(12)      *
Thomas H. Lee.............       7,500(13)      *              -- (14)      0
Alan M. Leventhal.........       7,500(15)      *              -- (16)      0
William L. Mack...........     358,284(17)      *
Lee S. Neibart............      12,172(18)      *
Marc J. Rowan.............      15,000(19)      *
Rolf E. Ruhfus............   2,878,771(20)    1.7%
Scott A. Schoen...........      15,000(21)      *              -- (22)      0
Richard Smith.............     160,000(23)      *
Scott M. Sperling.........       7,500(24)      *              -- (25)      0
Theodore Teng.............     516,667(26)      *
Sherwood M. Weiser........     719,333(27)      *
All directors and
 executive officers as a
 group....................  16,989,321       10.1%
Harlan R. Crow and Crow
 Entities.................  10,669,467(28)    6.4%
Southeastern Asset
 Management, Inc. and
 Longleaf Partners Small-
 Cap Fund.................  15,450,400(29)    9.2%              --         --
Investors................. 130,654,378       43.8%  11,223,253.062(30)  100.0%
 Apollo Investors.........  60,427,791       26.5%   5,190,766.700(31)   46.3%
 Beacon Investors.........  19,598,197       10.5%   1,683,491.448(32)   15.0%
 THL Investors............  39,326,835       19.0%   3,378,187.749(33)   30.1%
 Chase Equity Associates,
  L.P.....................   3,266,360        1.9%     280,581.356(34)    2.5%
 CMS Investors............     953,759          *       81,928.227(35)      *
 CKE Investors............     130,647          *       11,222.589(36)      *
 PW Hotel I, LLC and
  PaineWebber Capital,
  Inc.....................   3,266,360        1.9%     280,581.356(37)    2.5%
 Guayacan Investors.......     130,647          *       11,222.589(38)      *
 Strategic Real Estate
  Investors...............   3,266,360        1.9%     280,581.356(39)    2.5%
 The Bonnybrook Trust, The
  Franklin Trust and The
  Dartmouth Trust.........     287,423          *       24,689.692(40)      *

--------
*  Less than 1%.
(1) Includes options to purchase 107,500 shares of Class A Common Stock granted to Mr. Alibhai which are currently exercisable or will be exercisable within 60 days of this Proxy Statement. The number of shares beneficially held by Mr. Alibhai includes an aggregate 21,357 shares beneficially owned by Gencom Executive Plan, Inc. Mr. Alibhai disclaims beneficial ownership of these shares, except to the extent of his ownership interest in such corporation.
(2) Includes options to purchase 7,500 shares of Class A Common Stock granted to Mr. Black which are currently exercisable or will be exercisable within 60 days of this Proxy Statement. This amount does not include shares held by family trusts over which Mr. Black does not serve as trustee or by other family members (collectively, the "Family Trusts") or the Apollo Investors, as described in note 31 below. Mr. Black disclaims beneficial ownership of all securities held by the Family Trusts and the Apollo Investors.
(3) Includes options to purchase 70,433 shares of Class A Common Stock granted to Mr. Boxer which are currently exercisable or will be exercisable within 60 days of this Proxy Statement and 26,167 deferred unit awards of Class A Common Stock.
(4) Includes options to purchase 22,500 shares of Class A Common Stock granted to Mr. Brownstein which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(5) Includes options to purchase 1,378,048 shares of Class A Common Stock granted to Mr. Carreker which are currently exercisable and 192,222 restricted unit awards which are fully vested. The number of shares beneficially held by Mr. Carreker includes 89,605 shares beneficially owned by the Carreker Descendants Trust, of which Mr. Carreker is trustee, for the benefit of certain family members and 154,773 shares beneficially owned by Wyndham Hotel Management Corporation, of which Mr. Carreker is President and a shareholder.
(6) Includes options to purchase 30,000 shares of Class A Common Stock granted to Mr. Clark which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(7) Includes 1,164,604 shares beneficially owned by the Milton Fine 1997 Charitable Remainder Unitrust; 1,159,619 shares beneficially owned by the Milton Fine 1998 Charitable Remainder Unitrust; 740,597 shares beneficially owned by the Milton Fine Grantor Annuity Trust; and 46,507 shares beneficially owned by IHC#1018 and IHC Associates Corp., two corporations that are 100% owned by Mr. Fine. This amount also includes options to purchase 7,500 shares of Class A Common Stock granted to Mr. Fine which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(8) Includes options to purchase 22,500 shares of Class A Common Stock granted to Mr. Fribourg which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(9) Includes options to purchase 20,733 shares of Class A Common Stock granted to Ms. Groenteman which are currently exercisable or will be exercisable within 60 days of this Proxy Statement and 5,736 deferred unit awards of Class A Common Stock. Does not include shares held by the Crow entities, as described in note 28 below. Ms. Groenteman disclaims beneficial ownership of all such shares.
(10) Includes options to purchase 254,632 shares of Class A Common Stock granted to Mr. Grossman which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(11) Includes options to purchase 257,227 shares of Class A Common Stock granted to Mr. Johnson which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(12) Includes options to purchase 445,312 shares of Class A Common Stock granted to Mr. Kleisner which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(13) Includes options to purchase 7,500 shares of Class A Common Stock granted to Mr. Lee which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(14) Does not include shares held by family trusts and shares held by THL Equity Fund, THL Foreign Fund, THL Foreign Fund B, THL Charitable and AIFTHL PAH LLC, as described in note 33 below. Mr. Lee disclaims beneficial ownership of all such securities.

(15) Includes options to purchase 7,500 shares of Class A Common Stock granted to Mr. Leventhal which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(16) Does not include shares held by the Beacon Investors, as described in note 32 below. Mr. Leventhal disclaims beneficial ownership of all securities held by such entities.
(17) Includes options to purchase 7,500 shares of Class A Common Stock granted to Mr. Mack which are currently exercisable or will be exercisable within 60 days of this Proxy Statement. This amount does not include shares held by family trusts over which Mr. Mack does not serve as trustee or by other family members (collectively, the "Family Trusts") or shares held by the Apollo Investors, as described in note 31 below. Mr. Mack disclaims beneficial ownership of all securities held by the Family Trusts and the Apollo Investors.
(18) Includes options to purchase 7,500 shares of Class A Common Stock granted to Mr. Neibart which are currently exercisable or will be exercisable within 60 days of this Proxy Statement. This amount does not include shares held by the Apollo Investors, as described in note 31 below. Mr. Neibart disclaims beneficial ownership of all securities held by the Apollo Investors.
(19) Includes options to purchase 15,000 shares of Class A Common Stock granted to Mr. Rowan which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(20) Includes 74,953 shares held by Hotel Growth Partners, L.P. and options to purchase 7,500 shares of Class A Common Stock granted to Mr. Ruhfus which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(21) Includes options to purchase 15,000 shares of Class A Common Stock granted to Mr. Schoen which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(22) Does not include shares held by THL Equity Fund, THL Foreign Fund and THL Foreign Fund B, as described in note 33 below.
(23) Includes options to purchase 150,000 shares of Class A Common Stock granted to Mr. Smith which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(24) Includes options to purchase 7,500 shares of Class A Common Stock granted to Mr. Sperling which are currently exercisable or will be exercisable within 60 days of this Proxy Statement.
(25) Does not include shares held by THL Equity Fund, THL Foreign Fund and THL Foreign Fund B, as described in note 33 below.
(26) Includes options to purchase 250,000 shares of Class A Common Stock granted to Mr. Teng which are currently exercisable or will be exercisable within 60 days of this Proxy Statement. This amount also includes 66,667 restricted unit awards of Class A Common Stock that will vest within 60 days of this Proxy Statement.
(27) Includes options to purchase 38,966 shares of Class A Common Stock granted to Mr. Weiser which are currently exercisable or will be exercisable within 60 days of this Proxy Statement. The number of shares beneficially held by Mr. Weiser includes 254 shares and 3,460 partnership units in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. held by SMW WLT, LLC and 6,443 partnership units in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. held by SMW GB, LLC and 17,161 partnership units in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. held by SMW SG, LLC.
(28) Consists of the following entities and person (with the number of shares of Class A Common Stock directly beneficially owned by such entity being indicated): G-1 Securities, L.P., 370,413 shares; G-2 Securities, L.P., 2,022,892 shares; G-3 Securities, L.P., 6,246,997 shares; CFH Capital Resources, L.P., 1,717,328 shares; Mill Spring Holdings, Inc., 73,397 shares; Houston Greenspoint Associates, L.P., 599 shares; Trammell Crow 1994 Revocable Trust, 156,038 shares; Wyndham Hotel Management Corporation, 78,934 shares; and Harlan R. Crow, 2,869 shares. CFHS, L.L.C. is the general partner of G-1 Securities, L.P., G-2 Securities, L.P., G-3 Securities, L.P. and CFH Capital Resources, L.P. Crow Family, Inc. serves as the manager of CFHS, L.L.C. Mr. Harlan R. Crow is a director, chief executive officer and a principal stockholder of Crow Family, Inc. and Mill Spring Holdings, Inc. Mr. Crow is a trustee of the

   Trammell Crow 1994 Revocable Trust. By virtue of the relationships among the parties, CFHS, L.L.C., Crow Family, Inc. and Mr. Crow may be deemed to share voting and dispositive power with respect to the shares directly owned by the foregoing partnerships and Mr. Crow may be deemed to share voting and dispositive power with respect to the shares directly owned by Mill Spring Holdings, Inc. and the Trammell Crow 1994 Revocable Trust. Mr. Crow is the president and a director of Wyndham Hotel Corporation. The general partner of Houston Greenspoint Hotel Associates, L.P. is Greenspoint Associates, Ltd., whose general partner is The New Greenspoint Hotel Corporation of which Mr. Crow is a director, president and trustee of a trust that beneficially owns 100% of the corporation. The address of each of the foregoing entities and Mr. Crow is 2100 McKinney Avenue, Dallas, Texas. The foregoing information is based on the Amendment No. 1 to
   Schedule 13D filed by certain of the foregoing entities on March 25, 1998, as amended by additional information provided by the foregoing entities as of April 23, 2001. Ms. Groenteman is an officer and director of Crow Family, Inc., Mill Spring Holdings, Inc. and The New Greenspoint Hotel Corporation and also serves as an officer, director or trustee of various entities that have equity interests in the entities reported above that directly own shares of Class A Common Stock. Ms. Groenteman disclaims beneficial ownership of all such shares.
(29) Based on Schedule 13G filed on February 11, 2000 by Southeastern Asset Management, Inc. ("Southeastern"), Longleaf Partners Small-Cap Fund ("Longleaf") and O. Mason Hawkins, each of whose address is 6410 Poplar Ave., Suite 900, Memphis, Tennessee 38119, as amended by Amendment No. 1 thereto filed February 9, 2001. According to the Schedule 13G, as amended, Southeastern is a registered investment advisor and all such shares are owned legally by its investment advisory clients and none are owned directly or indirectly by Southeastern. Longleaf is an open-end management investment company managed by Southeastern. According to the
     Schedule 13G, Southeastern and Longleaf share voting and dispositive power with respect to such shares. Mr. Hawkins is the Chairman of the Board and CEO of Southeastern.
(30) On June 30, 1999, Wyndham issued shares of Series B Preferred Stock to a group of investors (the "Investors"). All of the Investors are parties to a Stockholders' Agreement dated as of June 29, 1999, pursuant to which each of (i) Apollo Management IV, L.P. and Apollo Real Estate IV, L.P., and (ii) THL Equity Advisors IV, LLC (collectively, the "Lead Stockholders") have the right, for so long as the Investors are entitled to designate eight Class B directors, to designate four directors to the Board. At such time as the Investors are entitled to designate fewer than eight Class B directors, the right to designate will be allocated between the Lead Stockholders based on a formula. For so long as the Stockholders' Agreement is in effect, each Investor has agreed to vote its shares of Class A Common Stock and Series B Preferred Stock in favor of the director nominees of the Lead Stockholders. Pursuant to the Stockholders' Agreement, the Investors have also agreed to certain restrictions on the transfer of their shares of Series B Preferred Stock. By virtue of the Stockholders' Agreement and the relationships among the Investors, the Investors may be deemed to constitute a "group" within the meaning of Rule 13d-5(b) under the Exchange Act. As a member of a group, each Reporting Person may be deemed to share voting and dispositive power with respect to, and therefore beneficially own, the shares beneficially owned by the members of the group as a whole. Each person or entity who has filed a Schedule 13D with respect to the shares expressly disclaims beneficial ownership of shares held by any other Investors and of shares held individually by certain directors or executive officers of certain Investors.
(31) Consists of the following entities (with the number of shares of Series B Preferred Stock directly beneficially owned by such entity being indicated): Apollo Investment Fund IV, L.P. ("Apollo Investment IV"), 2,861,936.469 shares; Apollo Overseas Partners IV, L.P. ("Apollo Overseas"); Apollo Advisors IV, L.P. ("Apollo Advisors IV"); Apollo Management IV, L.P. ("Apollo Management IV"); Apollo Real Estate Investment Fund IV, L.P. ("Apollo Real Estate IV"), 1,430,967.681 shares; and Apollo Real Estate Advisors IV, L.P. ("Apollo Real Estate Advisors IV"); AIF/THL PAH LLC ("AIFTHL"), 897,862.550 shares. Apollo Advisors IV is the general partner of Apollo Investment IV and Apollo Overseas. Apollo Management IV is the day-to-day manager of Apollo Investment and Apollo Overseas. Apollo Real Estate Advisors IV is the general partner of Apollo Real Estate IV and an affiliate of Apollo Management IV. Apollo Management IV and THL Equity Advisors IV, LLC ("THL Advisors") serve as the managers of AIFTHL. They share voting and dispositive power with respect to 31.25% of the securities held by AIFTHL and Apollo Management IV has the sole right to direct the voting and disposition of the remaining securities held by AIFTHL. By virtue of the relationships among the Apollo Investors, each of the Apollo Investors may be deemed to share voting and dispositive power with respect to the shares directly beneficially owned by the Apollo Investors. The address of each of the foregoing Apollo Investors is c/o Apollo Advisors IV, L.P., Two Manhattanville Road, Purchase, New York 10577. Messrs. Black, Mack and Neibart are founding principals of Apollo Real Estate Advisors IV, and Mr. Black is also a founding principal of Apollo Advisors IV. Each of Messrs. Black, Mack and Neibart expressly disclaims beneficial ownership of the shares held by the Apollo Investors. The foregoing information is based on the Schedule 13D filed by the Apollo Investors on July 13, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(32) Consists of the following entities (with the number of shares of Series B Preferred Stock directly beneficially owned by such entity being indicated): Beacon Capital Partners, L.P. ("Beacon LP"), 498,523.965 shares; BCP Voting Inc. ("BCP Voting"), as voting trustee for the Beacon Capital Partners Voting Trust, 1,184,967.483 shares; Beacon Capital Partners, Inc. ("Beacon"); Beacon Lodging, Inc. ("Beacon Lodging"). Beacon is the general partner of Beacon LP. BCP Voting is a wholly-owned subsidiary of Beacon. Beacon may be deemed the beneficial owner of the shares held by Beacon LP, BCP Voting and Beacon Lodging. Each of Beacon LP, BCP Voting and Beacon Lodging has shared voting and shared dispositive power with respect to the shares directly owned by it, and Beacon has shared voting and shared dispositive power with respect to the shares beneficially owned by it. Mr. Leventhal is Chairman of the Board and Chief Executive Officer of Beacon and Messrs. Sperling and Clark are directors of Beacon and BCP Voting. The address of Beacon LP, BCP Voting, Beacon and Beacon Lodging is c/o Beacon Capital Partners Inc., 1 Federal Street, 26th Floor, Boston, Massachusetts 02110. The foregoing information is based on the Schedule 13D filed by the Beacon Investors on July 13, 1999, as amended by Amendment No. 1 thereto filed on December 17, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(33) Consists of the following entities and persons (with the number of shares of Series B Preferred Stock directly beneficially owned by such entity or person being indicated): Thomas H. Lee Equity Fund IV, L.P. ("THL Equity Fund"), 2,861,237.955 shares; Thomas H. Lee Foreign Fund IV, L.P. ("THL Foreign Fund"), 98,907.777 shares; Thomas H. Lee Foreign Fund IV-B, L.P. ("THL Foreign Fund B"), 277,892.126 shares; THL Equity Advisors IV, LLC ("THL Advisors"); Thomas H. Lee Charitable Investment Limited Partnership ("THL Charitable"), 18,603.898 shares; Thomas H. Lee; and the following parties (the "Affiliate Purchasers") who are employed by or affiliated with employees of Thomas H. Lee Company: State Street Bank & Trust Company as Trustee of the 1997 Thomas H. Lee Nominee Trust, 43,438.157 shares; David V. Harkins, 10,007.637 shares; The 1995 Harkins Gift Trust, 1,121.149 shares; Scott A. Schoen, 8,345.766 shares; C. Hunter Boll, 8,345.766 shares; Sperling Family Limited Partnership, 8,345.766 shares; Anthony J. DiNovi, 8,345.766 shares; Thomas M. Hagerty, 8,345.766 shares; Warren C. Smith, Jr., 7,893.331 shares; Smith Family Limited Partnership,
     452.432 shares; Seth W. Lawry, 3,477.125 shares; Kent R. Weldon, 2,322.864 shares; Terrence M. Mullen, 1,850.566 shares; Todd M. Abbrecht, 1,850.566 shares; Charles A. Brizius, 1,391.511 shares; Scott Jaeckel,
     524.160 shares; Soren Oberg, 524.160 shares; Thomas R. Shepherd, 977.695 shares; Joseph J. Incandela, 488.846 shares; Wendy L. Masler, 224.008 shares; Andrew D. Flaster, 224.008 shares; Robert Schiff Lee 1988 Irrevocable Trust, 840.863 shares; Stephen Zachary Lee, 840.863 shares; Charles W. Robins as Custodian for Jesse Lee, 560.574 shares; Charles W. Robins, 224.008 shares; James Westra, 224.008 shares; Adam A. Abramson,
     140.143 shares; Joanne M. Ramos, 78.346 shares; and Wm. Matthew Kelley,
     140.143 shares. The address of each of THL Equity Fund, THL Foreign Fund, THL Foreign Fund B, THL Advisors, THL Charitable and Thomas H. Lee is c/o Thomas H. Lee Company, 75 State Street, Suite 2600, Boston, Massachusetts 02109. Information with respect to AIFTHL is set forth in note 31 above. THL Advisors is the general partner of THL Equity Fund, THL Foreign Fund and THL Foreign Fund B. Thomas H. Lee is the general partner of THL Charitable and the Managing Member of THL Advisors. Each of THL Equity Fund, THL Foreign Fund, THL Foreign Fund B, THL Charitable and the Affiliate Purchasers has shared voting and shared dispositive power with respect to the shares held directly by such entity or person. In addition, Mr. David V. Harkins may be deemed to share voting and dispositive power over the shares held by the Harkins Gift

   Trust. The filing of the Schedule 13D is not an admission that Mr. Harkins is the beneficial owner of such shares. Mr. Warren C. Smith, Jr. may be deemed to share voting and dispositive power over the shares held by the Smith Family Limited Partnership. The filing of the Schedule 13D is not an admission that Mr. Smith is the beneficial owner of such shares. AIFTHL has shared voting and shared dispositive power with respect to the shares it directly owns. THL Advisors may be deemed to share voting and dispositive power with respect to the shares owned directly by Equity Fund, Foreign Fund and Foreign Fund B, and to share voting and dispositive power with respect to 897,862.550 of the shares directly owned by AIFTHL. The filing of the Schedule 13D is not an admission that THL Advisors is the beneficial owner of any such shares. Mr. Thomas H. Lee may be deemed to share voting and dispositive power with respect to the shares beneficially owned by THL Advisors and Charitable Investment. The filing of the Schedule 13D is not an admission that Mr. Lee is the beneficial owner of any such shares. Each of the foregoing entities and persons expressly disclaims beneficial ownership of shares held by any other Investors or of shares held individually by certain directors or executive officers of certain of the Investors. The foregoing information is based on the Schedule 13D filed by the THL Investors on July 12, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(34) Based on Schedule 13D filed by Chase Equity Associates, L.P. on July 13, 1999, as amended by Amendment No. 1 thereto filed on February 14, 2000 (with share amount adjusted to reflect subsequent stock dividends). The address of Chase Equity Associates, L.P. is c/o Chase Capital Partners, 380 Madison Avenue, 12th Floor, New York, New York 10017.
(35) Consists of the following entities (with the number of shares of Series B Preferred Stock directly beneficially owned by such entity indicated):
     CMS Co-Investment Subpartnership, 79,235.692 shares; CMS Diversified Partners, L.P. ("CMS Diversified"), 2,692.535 shares; CMS Co-Investment Partners, L.P. ("CMS Co-Investment"); CMS Co-Investment Partners I-Q, L.P. ("CMS Co-Investment I-Q"); CMS Co-Investment Associates, L.P. ("CMS Associates"); CMS 1997 Investment Partners, L.P. ("CMS 1997"); CMS/DP Associates, L.P. ("CMS/DP"); MSPS Co-Investment, Inc. ("MSPS Co-Investment"); CMS 1997, Inc.; MSPS/DP, Inc. ("MSPS/DP"); and CMS 1995, Inc. CMS Co-Investment Subpartnership is a general partnership whose partners are CMS Co-Investment Partners and CMS Co-Investment Partners I-
     Q. CMS Associates and CMS 1997 serve as the general partners of CMS Co-Investment Partners and CMS Co-Investment Partners I-Q. The sole general partner of CMS Associates is MSPS Co-Investment and the sole general partner of CMS 1997 is CMS 1997, Inc. The address of each of the foregoing entities is c/o CMS Affiliated Partnerships, Two Bala Plaza, 333 City Line Avenue, Suite 300, Bala Cynwyd, Pennsylvania 19004. CMS Co-Investment Subpartnership has sole voting and dispositive power with respect to the shares that it directly owns, but CMS Co-Investment Subpartnership, CMS Co-Investment, CMS Co-Investment I-Q, CMS Associates and CMS 1997 may be deemed to share voting and dispositive power with respect to such shares and the shares owned directly by CMS Diversified. CMS Diversified has sole voting and dispositive power with respect to the shares that it directly owns, but CMS Diversified, CMS/DP and CMS 1997 may be deemed to share voting and dispositive power with respect to such shares and the shares owned directly by CMS Co-Investment Subpartnership. The foregoing information is based on the Schedule 13D filed by the CMS Investors on July 12, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(36) Consists of the following entities and persons (with the number of shares of Series B Preferred Stock directly beneficially owned by such entity or person indicated): CKE Associates LLC ("CKE"), 11,222.589 shares; The Ovitz Family Limited Partnership ("OFLP"); The Michael and Judy Ovitz Revocable Trust (the "Ovitz Trust"); and Michael S. Ovitz. OFLP is the managing member of CKE and the Ovitz Trust is the general partner of OFLP. Mr. Ovitz and his wife, Judy L. Ovitz, serve as the trustees of the Ovitz Trust. CKE has shared voting and dispositive power with respect to the shares directly owned by it and each of OFLP, the Ovitz Trust and Mr. Ovitz may be deemed to share voting and dispositive power with respect to such shares. The address of each of the foregoing is c/o Dreyer, Edmonds & Associates, 335 South Grand Avenue, Suite 4150, Los Angeles, California 90071. The foregoing is based on the Schedule 13D filed by the CKE Investors on July 13, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(37) Based on the Schedule 13D filed on July 12, 1999 by PW Hotel I, LLC ("PW Hotel") and PaineWebber Capital, Inc. ("PW") (with share amounts adjusted to reflect subsequent stock dividends), each of whose address is 1285 Avenue of the Americas, New York, New York 10019. PW Hotel has direct beneficial ownership of 280,581.356 shares of Series B Preferred Stock. PW is the managing member of PW Hotel. PW and PW Hotel share voting and dispositive power with respect to such shares.
(38) Consists of the following entities and persons (with the number of shares of Series B Preferred Stock directly owned by such entity or person being indicated): Guayacan Private Equity Fund Limited Partnership ("GPEF"), 11,222.589 shares; Advent-Morro Equity Partners, Inc. ("AMEP"); Venture Management, Inc. ("VMI") and Cyril L. Meduna. The general partner of GPEF is AMEP, which is controlled by VMI, which in turn is wholly-owned by Mr. Meduna. By virtue of the relationship among these parties, each may be deemed to share beneficial ownership of the shares owned by GPEF. The address of each of the foregoing entities and persons is c/o Advent-Morro Partners, Banco Popular Building, Suite 903, 206 Calle Tetuan, San Juan, PR 00902. The foregoing information is based on the Schedule 13D filed by the Guayacan Investors on July 13, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(39) Consists of the following entities (with the number of shares of Series B Preferred Stock directly beneficially owned by such entity being indicated): Strategic Real Estate Investments I, L.L.C. ("Strategic"), 280,581.356 shares; Lend Lease Real Estate Investments, Inc. ("Lend Lease"); and Rosen Consulting Group, Inc. ("Rosen"). The address of Strategic and Rosen is 1995 University Avenue, Suite 550, Berkeley, California 94704, and the address of Lend Lease is 3424 Peachtree Road, Suite 800, Atlanta, Georgia 30326. Strategic has shared voting and dispositive power with respect to the shares directly owned by it. Each of the foregoing entities expressly disclaims beneficial ownership of any shares not held directly by such Investor. The foregoing share amount does not include 1,096,799 shares of Class A Common Stock that are managed by Lend Lease Rosen Real Estate Securities, Inc. for its clients. Mr. Kenneth T. Rosen, a Manager of Strategic, is also Chief Executive Officer of Lend Lease Rosen Real Estate Securities, Inc. The foregoing information is based on the Schedule 13D filed by the Strategic Real Estate Investors on July 12, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(40) Based on the Schedule 13D filed on July 14, 1999 by The Bonnybrook Trust ("Bonnybrook"), The Franklin Trust ("Franklin") and The Dartmouth Trust ("Dartmouth") (with share amounts adjusted to reflect subsequent stock dividends). Bonnybrook is the direct beneficial owner of 7,855.811 shares of Series B Preferred Stock; Franklin is the direct beneficial owner of 5,611.292 shares of Series B Preferred Stock; and Dartmouth is the direct beneficial owner of 11,222.589 shares of Series B Preferred Stock. The address of each of Bonnybrook, Dartmouth and Franklin is c/o The Beacon Companies, 2 Oliver Street, Boston, Massachusetts 02110. Alan M. Leventhal, a director of Wyndham, is a trustee of each of Bonnybrook, Franklin and Dartmouth.

   Effective June 30, 1999, Wyndham consummated a restructuring that included the purchase of Series B Preferred Stock by a group of investors (the "Investors"). As of the Record Date, there were 11,027,189.658 shares of Series B Preferred Stock outstanding. The Investors are entitled to vote the Series B Preferred Stock on all matters voted on by the holders of Wyndham's capital stock, except that special rules apply in the case of the election of directors as described elsewhere in this proxy statement. Each share of Series B Preferred Stock held by the Investors entitles the holder to cast the same number of votes as the holder would have been able to cast if its shares were converted into Wyndham Class B Common Stock. On this "as converted" basis, the Investors held as of the Record Date approximately 43% of the voting power of Wyndham's capital stock. Because a portion of the dividends paid to the Investors on their Series B Preferred Stock is paid in additional shares of Series B Preferred Stock, assuming Wyndham issues no other voting shares, the "as converted" voting power of the Investors would rise to approximately 52% by June 30, 2005.

                                  PROPOSAL 2
              SECOND AMENDMENT AND RESTATEMENT OF INCENTIVE PLAN

   The Board of Directors recommends that the stockholders approve the Second Amendment and Restatement (the "Proposed Amendment") of the Incentive Plan incorporating amendments to (a) increase the total number of shares available for issuance pursuant to awards made under the Incentive Plan, (b) permit the issuance of restricted unit awards upon the terms described below, and (c) make certain other changes to the Incentive Plan. A copy of the Incentive Plan, as it is proposed to be amended and restated, is attached hereto as Appendix II.

Proposed Amendment

   The Incentive Plan currently provides that the aggregate number of shares of Class A Common Stock available for grants of awards under the Incentive Plan shall be an amount equal to 7.5% of the outstanding shares of Class A Common Stock determined on a fully diluted basis. For purposes of the Incentive Plan, "fully diluted basis" means the assumed conversion of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock, the assumed exercise of all outstanding stock options and the assumed conversion of all units of partnership interest in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. that are subject to redemption. As of April 16, 2001, 21,582,170 shares of Class A Common Stock were subject to outstanding awards under the Incentive Plan, leaving as of such date only 2,610,927 shares of Class A Common Stock available for future awards under the Incentive Plan. In addition, on April 12, 2001, the Board of Directors granted, subject to stockholder approval of the Proposed Amendment, awards of Restricted Stock Units for a total of 5,512,500 shares of Class A Common Stock.

   The Board of Directors believes that the Incentive Plan has been worthwhile in attracting and retaining employees and promoting their ownership interests in the Company. Although the Incentive Plan was amended last year to increase the number of shares available for issuance pursuant to grants of awards under the Incentive Plan, the Board of Directors has determined that an additional increase is desirable in order to have available appropriate long-term incentives and competitive compensation opportunities for employees. The Board of Directors also has determined that additional changes to the Incentive Plan are appropriate. Accordingly, on April 12, 2001, the Board of Directors, acting on the recommendation of its Compensation Committee, adopted the Proposed Amendment to the Incentive Plan, subject to the approval by the stockholders, and granted Restricted Unit Awards for a total of 5,512,500 shares of Class A Common Stock, subject to stockholder approval of the Proposed Amendment. If approved by the stockholders, the Proposed Amendment would be retroactive to April 12, 2001.

   The Proposed Amendment to the Incentive Plan would make the following changes in the Incentive Plan:

  . Increase in Number of Shares Available for Awards. The Proposed Amendment would increase the number of shares of Class A Common Stock available for issuance pursuant to awards made under the Incentive Plan to an amount equal to 10% of the outstanding Class A Common Stock determined on a fully diluted basis. As of April 16, 2001, 32,257,462 shares would constitute 10% of the outstanding shares of Class A Common Stock determined on a fully diluted basis. Since awards relating to 21,582,170 shares are currently outstanding and awards relating to an additional 5,512,500 shares have been made subject to stockholder approval of the Proposed Amendment, 5,162,792 shares of Class A Common Stock would, as of April 16, 2001, be available for future awards under the Incentive Plan if the Proposed Amendment is approved.

  . Permit Restricted Unit Awards Upon the Following Terms. The Incentive Plan currently permits the grant of Restricted Unit Awards entitling the recipient to shares of Class A Common Stock upon satisfaction of vesting periods and/or performance goals. Subject to limited exceptions, the Incentive Plan permits Restricted Unit Awards to be settled only for shares of Class A Common Stock. The Proposed Amendment would permit the Compensation Committee to provide in the agreement governing a Restricted Unit Award that following a Change in Control in which the shares of Class A Common Stock are changed into or exchanged for a different kind of stock or other securities or cash or other property, the unvested portion of a Restricted Unit Award shall thereafter upon vesting be settled in stock, other securities, cash or other property upon such terms and subject to such conditions as the Compensation Committee may determine. A "Change in Control" has substantially the same definition as set forth in the employment agreements of the named executive officers as described above under "--Employment Agreements, Termination of Employment and Change in Control Arrangements." These provisions in the Proposed Amendment could in certain circumstances have the effect of making a change in control of the Company more difficult or costly. This, however, was not the intention of the Board of Directors in adopting the Proposed Amendment; rather the purpose of the Incentive Plan is to assist the Company in attracting and retaining qualified personnel who will contribute to the success of the Company.

       The Restricted Unit Awards that were granted on April 12, 2001, subject to stockholder approval of the Proposed Amendment, provide that the Restricted Units shall vest in equal installments on the third, fourth and fifth anniversaries of the date of grant, except that in the event of a Change in Control, the vesting date for any Restricted Units which have not yet vested shall be accelerated to the first anniversary of the Change in Control, subject to earlier vesting upon the termination of the participant's employment with the Company due to death or disability, or upon termination by the Company for "cause" or by the employee for "good reason" (as defined in the respective employment agreement). In addition, after a Change in Control in which the shares of Class A Common Stock are changed into or exchanged for stock or other securities of another corporation or entity or cash or other property, each Restricted Unit shall thereafter represent, in lieu of the right to receive a share of Class A Common Stock, the right to receive the stock, other securities, cash and/or other property to which the employee would have been entitled upon consummation of such transaction if such Restricted Unit had been vested prior to such consummation. In addition, to the extent the shares of Class A Common Stock are changed into or exchanged for stock or other securities in such a transaction, the Company or other corporation or entity surviving such transaction shall, subject to limited exceptions, provide a hedging instrument and upon vesting the participant shall be entitled to cash in an amount equal to any decline in value of such stock and other securities between the date of consummation of the transaction and the date of vesting.

  . Other Changes. The other amendments to the Incentive Plan would (i) delete certain provisions from the Incentive Plan that by their terms are no longer applicable to the Company following the restructuring of the Company in June 1999, (ii) add a provision requiring that the Compensation Committee, which administers the Incentive Plan, have at least two members, and (iii) make other minor changes to the Incentive Plan.

   The Board of Directors recommends that the stockholders vote "FOR" the Proposed Amendment.

Summary of the Incentive Plan

   The Incentive Plan, as adopted by the Board of Directors, was approved by the Company's stockholders on November 5, 1997. On June 29, 1999, the Incentive Plan was amended and restated in connection with the restructuring of the Company to reflect, among other things, that awards under the Incentive Plan shall relate to the Class A Common Stock. At the 2000 Annual Meeting of Stockholders, the stockholders approved an amendment to the Incentive Plan to increase the number of shares available for issuance pursuant to awards made under the Incentive Plan. Prior to such amendment, the total number of shares of Class A Common Stock available for grants of awards under the Plan was the sum of (i) 3,000,000 shares plus (ii) as of the beginning of each calendar quarter, beginning with October 1, 1997, 10 percent of any net increase since the beginning of the preceding calendar quarter in the total number of shares of Class A Common Stock actually outstanding (assuming all units of partnership interest in the Company's two operating partnerships that are subject to redemption are converted into shares of Class A Common Stock), reduced by (iii) the aggregate number of shares of Class A Common Stock subject to awards under the Incentive Plan. The amendment changed such provision to provide that the total number of shares of Class A Common Stock available for grants of awards under the Plan shall be an amount equal to 7.5% of the outstanding shares of Class A Common Stock determined on a fully diluted basis.

   The purpose of the Incentive Plan is to encourage and enable the officers, employees, directors and other key persons (including consultants) of the Company and its affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The material terms of the Incentive Plan are summarized below. The summary is qualified in its entirety by the full text of the Incentive Plan. Any capitalized terms used herein but not defined shall have the meanings ascribed to them in the Incentive Plan.

   Plan Administration; Eligibility. The Incentive Plan is administered by the Compensation Committee. All members of the Compensation Committee must be "non-employee directors" as that term is defined under the rules promulgated by the SEC and "outside directors" as defined in Section 162(m) of the Code and the regulations promulgated thereunder.

   The Compensation Committee has the full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms of each award, subject to the provisions of the Incentive Plan. Persons eligible to participate in the Incentive Plan are generally those employees and consultants of the Company and its subsidiaries whose efforts contribute to the performance or success of the Company and its subsidiaries, as selected from time to time by the Compensation Committee. Non-employee directors of the Company are also eligible for awards under the Incentive Plan. Each award granted under the Incentive Plan will be evidenced by a written agreement containing such provisions not inconsistent with the Incentive Plan as the Compensation Committee shall approve.

   Available Shares. Under the Incentive Plan, the aggregate number of shares of Class A Common Stock available for grants of awards shall (subject to adjustment in the event of a stock split, stock dividend or other change in capitalization) be an amount equal to 7.5% of the outstanding Class A Common Stock determined on a fully diluted basis. For purposes of the Incentive Plan, "fully diluted basis" means the assumed conversion of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock, the assumed exercise of all outstanding stock options and the assumed conversion of all units of partnership interest in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. that are subject to redemption.

   The maximum number of shares of Class A Common Stock with respect to which awards may be granted to any person under the Incentive Plan in any calendar year is 1,500,000 shares of Class A Common Stock and the maximum number of shares of Class A Common Stock (subject to adjustment in the event of a stock split, stock dividend or certain other changes in capitalization) for which Share Awards, Deferred Unit Awards and Restricted Unit Awards may be granted under the Incentive Plan may not exceed 40 percent of the shares of Class A Common Stock issuable under the Incentive Plan.

   Options. The option exercise price of each Option will be determined by the Compensation Committee, but may not be less than 100 percent of the fair market value of the shares on the date of grant. The Option price may not be reduced after the date of grant, except in the case of stock split, stock dividend or certain other changes in capitalization or events which, in the judgment of the Compensation Committee, necessitates such action. The foregoing does not prohibit the Compensation Committee from authorizing the exchange of outstanding Options for new Options for fewer shares at a reduced exercise price so long as the exchange is made on a comparable value basis (as determined under a generally recognizable option pricing model).

   The term of each Option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each Option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which Options may be exercised. Options may be made exercisable in installments, and the exercisability of Options may be accelerated by the Compensation Committee in connection with the death, disability or other termination of a participant.

   Upon exercise of an Option, the Option exercise price must be paid in full either in cash or in the form of a cash equivalent acceptable to the Compensation Committee or, if the Compensation Committee so permits, by delivery of shares of Class A Common Stock already owned by the optionee or by means of a promissory note. The exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

   The Compensation Committee, in its discretion, may grant Options to Independent Directors and such grants may vary among individual Independent Directors.

   Share Awards. The Compensation Committee may also grant Share Awards consisting of shares of Class A Common Stock awarded to a participant as incentive compensation or in lieu of current cash compensation. Such Share Awards are free of any vesting restrictions.

   Restricted Unit Awards. The Compensation Committee may also grant Restricted Unit Awards to eligible participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions, which will be specified in the agreement relating to such Restricted Unit Award, may include the satisfaction of a vesting restriction period or the achievement of certain performance objectives or continued employment with the Company through a specified restricted period. These performance objectives may include, among others, return on equity, funds from operations, cash available for distribution, earnings per share, return on assets or capital, or increase in fair market value of shares of Class A Common Stock. The Restricted Units have no voting rights. The purchase price, if any, of Restricted Unit Awards will be determined by the Compensation Committee. If the performance objectives and other restrictions are not attained, the participants may forfeit their Restricted Unit Awards. If the restrictions are attained, the participants will be entitled to receive shares of Class A Common Stock. The recipient of Restricted Unit Awards will not have rights as a stockholder until the Restricted Unit Awards are earned and settled by the issuance of shares of Class A Common Stock.

   Deferred Unit Awards. Subject to the approval of the Compensation Committee, an eligible participant may, pursuant to an advance written election, receive all or a portion of his compensation in Deferred Units. These Deferred Units would have the same fair market value as shares of Class A Common Stock on the date immediately prior to the date the compensation would otherwise be paid. The terms and conditions of the deferral are as agreed upon by the participant and the Compensation Committee and set forth in an agreement. Deferred Unit Awards are settled in one or more installments of shares of Class A Common Stock and the cash equivalent of any fractional share. The recipient of Deferred Units will not have rights as a stockholder until the Deferred Units are settled by the issuance of shares of Class A Common Stock.

   Dividend Equivalent Rights. The Compensation Committee may grant Dividend Equivalent Rights, which entitle the recipient to receive credits for cash dividends that would have been paid if the recipient had held specified shares of Class A Common Stock. Dividend Equivalent Rights may be granted as a component of another award or as a freestanding award. Dividend equivalents credited under the Incentive Plan may be paid currently or may be deemed to be reinvested in additional shares of Class A Common Stock, which may thereafter accrue additional dividend equivalents at fair market value at the time of deemed reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash, shares of Class A Common Stock, or a combination thereof, in a single installment or installments, as specified in the award. The recipient of an award of Dividend Equivalent Rights will not have any rights as a stockholder until the Dividend Equivalent Rights are earned and settled by the issuance of shares of Class A Common Stock.

   Adjustments Upon Change in Shares of Class A Common Stock. The Compensation Committee will make appropriate adjustments in outstanding awards to reflect stock dividends, stock split-ups and similar events or if there occurs any event which, in the judgment of the Compensation Committee, necessitates such action. In the event of a merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Class A Common Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity, or in the event of liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) or (ii) upon written notice to Participants, provide that all Awards will terminate immediately prior to the consummation of such transaction. If Awards are terminated, all Awards, other than Options, shall be fully settled in cash or in kind at such appropriate consideration as determined by the Compensation Committee in its sole discretion after taking into account the consideration payable per share of Class A Common Stock pursuant to the business combination (the "Merger Price") and all Options shall be fully settled, in cash or in kind, in an amount equal to the difference between (A) the Merger Price times the number of shares of Class A Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options; provided, however, that each participant shall be permitted, within a specified period determined by the Compensation Committee prior to the consummation of the transaction, to exercise all outstanding Options, including those that are not then exercisable, subject to the consummation of the transaction.

   Nontransferable. Awards are nontransferable except by will or by the laws of descent and distribution. An agreement may provide that an Option may be transferred to certain family members of the Participant or to a trust for the benefit of such family members; provided, however, that the Participant may not receive any consideration for the transfer.

   Amendments and Termination. The Board of Directors may amend or terminate the Incentive Plan from time to time. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder's consent. Further, amendments to the Incentive Plan shall be subject to approval by the stockholders if (i) the amendment increases the aggregate number of shares of Class A Common Stock that may be issued under the Incentive Plan, (ii) the amendment changes the class of individuals eligible to become participants, or (iii) the amendment materially increases the benefits that may be provided under the Incentive Plan.

Tax Aspects Under the U.S. Internal Revenue Code

   The following is a brief summary of the principal federal income tax consequences of awards made under the Incentive Plan. It does not describe all federal tax consequences under the Incentive Plan, nor does it describe state or local tax consequences.

   Options. No taxable income would generally be realized by a participant upon the grant of an Option. Upon the exercise of the Option, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Class A Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount. Upon subsequent disposition of the shares of Class A Common Stock, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Class A Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the Option is paid by tendering shares of Class A Common Stock.

   Share Awards. A participant who receives a Share Award will generally realize ordinary taxable income at the time of the receipt of the shares of Class A Common Stock subject to the award in an amount equal to the fair market value of the shares. The Company will be entitled to a corresponding tax deduction at such time, subject to the discussion of Code Section 162(m) below.

   Restricted Unit Awards. A participant who receives a Restricted Unit Award under the Plan will generally not realize ordinary taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at such time. The participant will normally realize ordinary taxable income at the time or times the Restricted Unit Award is settled by the issuance to the participant of shares of Class A Common Stock in an amount equal to the fair market value of the shares. The Company will be entitled to a corresponding tax deduction at the time of such settlement, subject to the discussion of Code Section 162(m) below.

   Deferred Unit Awards. In general, a participant who receives a Deferred Unit Award under the Plan will not realize ordinary taxable income at the time of the grant of the award, but will, assuming an agreement setting forth the terms and conditions of the deferral has been timely entered into, realize ordinary income at the time or times that the award is settled by the payment to the participant of shares of Class A Common Stock and the cash equivalent of any fractional share. At the time of such settlement, the Company will be entitled to a corresponding tax deduction, subject to the discussion of Code
Section 162(m) below.

   Dividend Equivalent Rights. A participant in the Plan who receives an award of Dividend Equivalent Rights will generally only realize ordinary taxable income at the time or times the participant receives a settlement of such rights payable in cash or shares of Class A Common Stock or both. At such time the Company will be entitled to a corresponding tax deduction, subject to the discussion of Code Section 162(m) below.

   Limitation on Company's Deduction. Section 162(m) of the Code generally provides that a publicly-held corporation will not be allowed a deduction for employee compensation paid for the taxable year to its chief executive officer or to its four highest compensated officers other than the chief executive officer (each, an "Applicable Employee") to the extent that such compensation with respect to any such Applicable Employee exceeds $1,000,000. Any compensation that qualifies as "performance-based compensation" is not subject to this deduction limitation. The Company believes that all Options awarded pursuant to the Plan will qualify as performance-based compensation, and the compensation attributable to such awards will not, in the taxable year of exercise, be considered part of any non-performance-based compensation that is subject to the $1,000,000 deduction limitation. Restricted Unit Awards and any awards of Dividend Equivalent Rights will qualify as performance-based compensation only to the extent to such awards are made subject to vesting restrictions that are conditioned on the attainment of Company performance goals or objectives that are described in the Plan or each award agreement. However, Share Awards and any other award made under the Plan that is not subject to vesting or other restrictions that require the attainment of a Company performance goal that is generically described in the Plan will not qualify as performance-based compensation, and amounts of compensation attributable to such awards will be added, in the year otherwise deductible, to all other components of compensation that are subject to the deduction limitation. The classification of a Deferred Unit Award as performance-based compensation will depend upon whether the cash compensation being deferred pursuant to the award qualified as performance-based compensation.

Awards under the Incentive Plan

   The Company cannot determine the exact number of Awards that may be granted in the future to executive officers, other employees or directors under the Incentive Plan. As of April 16, 2001, a total of 19,711,127 options were outstanding under the Incentive Plan. On April 16, 2001, the closing sale price of the Class A Common Stock, as reported on the New York Stock Exchange, was $1.91 per share and the aggregate market value of the Class A Common Stock underlying such options was $37.6 million. In addition, as of April 16, 2001, Restricted Unit Awards for a total of 1,718,087 shares of Class A Common Stock and stock grants for a total of 121,053 shares of Class A Common Stock had been granted under the Incentive Plan. As of April 16, 2001, Deferred Unit Awards for a total of 31,903 shares of Class A Common Stock had been granted under the Incentive Plan.

   As of April 16, 2001, non-qualified options have been granted under the Incentive Plan since its inception in 1997 as follows: Fred J. Kleisner, 2,001,250 shares; Theodore Teng, 1,000,000 shares; Richard A. Smith, 625,000 shares; David W. Johnson 668,185 shares; Michael Grossman, 749,632 shares; Joseph Champ, 550,000; all current executive officers as a group, 5,594,067 shares; all current directors who are not executive officers as a group, 2,119,290 shares; and all employees who are not executive officers, 11,997,770 shares. The foregoing amounts do not include old options that were surrendered in exchange for new options in connection with the repricing of options. As of April 16, 2001, Restricted Unit Awards have been granted under the Incentive Plan as follows: Mr. Carreker, 416,666 shares; Mr. Kleisner, 203,000 shares; Mr. Teng, 200,000 shares; Mr. Champ, 150,000 shares; all current executive officers as a group, 553,000 shares; and all employees or former employees who are not executive officers, 1,165,087 shares. As of April 16, 2001, share awards had been granted under the Incentive Plan to one person who is no longer an executive officer of the Company in the amount of 121,053 shares of Class A Common Stock. As of April 16, 2001, Deferred Unit Awards have been granted under the Incentive Plan to all current directors who are not executive officers as a group in the amount of 31,903 shares.

New Awards under the Incentive Plan

   Apart from the Restricted Unit Awards described below, it cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or groups of persons under the Proposed Amendment if it is approved by the stockholders. Subject to stockholder approval of the Proposed Amendment, the Board on April 12, 2001 granted Restricted Unit Awards to the following individuals and groups:

Name and Position                        Dollar Value ($)(1) Number of Units
-----------------                        ------------------- ---------------
Fred J. Kleisner........................     $3,045,000         1,500,000
  Chairman of the Board and
  Chief Executive Officer
Theodore Teng...........................     $1,522,500           750,000
  President and Chief Operating
  Officer
Richard A. Smith........................     $1,218,000           600,000
  Executive Vice President and
  Chief Financial Officer
David W. Johnson........................     $  609,000           300,000
  Executive Vice President
Michael Grossman........................     $   50,750            25,000
  Executive Vice President
James D. Carreker.......................            --                --
  Former Chairman of the Board
  and Chief Executive Officer
All executive officers as a group.......     $6,445,250         3,175,000
All directors (excluding executive
 officers)..............................            --                --
All employees (excluding executive
 officers)..............................     $4,745,125         2,337,500

--------
(1) Based upon the closing price of the Class A Common Stock of $2.03 on April 12, 2001.

                                  PROPOSAL 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors, upon the recommendation of the Audit Committee, has appointed PricewaterhouseCoopers LLP, independent certified public accountants, as independent auditors of Wyndham's financial statements for the year ending December 31, 2001. PricewaterhouseCoopers LLP has acted as auditors for Wyndham since August 19, 1999.

   The fees billed to the Company by PricewaterhouseCoopers LLP for fiscal year 2000 were as follows:

   Audit Fees. PricewaterhouseCoopers LLP's fee for its audit of the Company's financial statements for the year ended December 31, 2000 and its review of the Company's quarterly financial statements for such year was $675,100, of which $305,100 was billed in fiscal year 2000.

   Financial Information Systems Design and Implementation
Fees. PricewaterhouseCoopers LLP did not bill the Company for any fees related to financial information systems design and implementation for the year ended December 31, 2000.

   All Other Fees. PricewaterhouseCoopers LLP billed the Company a total of $1,573,350 for services rendered that are not described above for the year ended December 31, 2000, including audit related services of $1,046,260 and non-audit related services of $527,090.

   The Board of Directors has decided to afford the stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP. If a majority of the votes represented by the shares of Class A Common Stock and Series B Preferred Stock present, in person or by proxy, and entitled to vote on this proposal are not voted in favor of the ratification of the appointment of PricewaterhouseCoopers LLP, the Board of Directors will interpret this as an instruction to seek other auditors. The Board of Directors recommends that the stockholders vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

   It is expected that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be available to respond to appropriate questions. These representatives will be given an opportunity to make a statement if they desire to do so.

                 CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                    ON ACCOUNTING AND FINANCIAL DISCLOSURE

   On August 19, 1999, the Company dismissed Ernst & Young LLP as its independent accountants. The reports of Ernst & Young LLP on the financial statements of the Company for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit committee of the Board of Directors of the Company participated in and approved the decision to change independent accountants. In connection with Ernst & Young LLP's audits for Wyndham's two most recent fiscal years ended December 31, 1998 and in the subsequent interim period, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or financial statement disclosure, or auditing scope or procedure which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the subject matter in their report. There were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

                             CERTAIN TRANSACTIONS

Separation Agreements

   James Carreker. Mr. Carreker resigned his position as Chairman of the Board on October 13, 2000. For purposes of his separation agreement, Mr. Carreker's employment with the Company terminated effective December 31, 2000. Pursuant to the separation agreement, Wyndham paid Mr. Carreker a bonus of $936,000 for 2000 and $48,000 for accrued but unused vacation time. Wyndham also agreed, among other things, to (a) pay Mr. Carreker a severance payment of $4,365,000 over a thirty-six month period commencing January 31, 2001, subject to certain setoffs, (b) pay health insurance premiums for a period of three years from the resignation date, (c) provide Mr. Carreker with an office and related facilities and an assistant for a period of three years from the resignation date, and (d) provide certain out-placement services for a period of one year from the resignation date. All stock options and other stock-based grants to Mr. Carreker immediately vested and became exercisable on the termination date for a period of one year or the remaining option term (not to exceed four years after the termination date), whichever is later.

   Stanley M. Koonce, Jr. Mr. Koonce resigned his position as Executive Vice President effective April 28, 2000. Pursuant to the terms of his separation agreement, Wyndham paid Mr. Koonce a pro rated bonus of $43,680 for 2000. Wyndham also agreed, among other things, to (a) pay Mr. Koonce a severance payment of $890,400 over a twenty-four month period commencing April 29, 2000, subject to certain setoffs, (b) pay health insurance premiums until the earlier of twelve months or the date of his eligibility for similar coverage by a new employer, (c) provide certain out-placement services, and (d) extend to April 28, 2004 the maturity of a no personal liability non-recourse promissory note so long as Mr. Koonce complies with certain continuing covenants in his employment agreement.

   Carla Moreland. Ms. Moreland resigned her position as Executive Vice President and General Counsel effective December 31, 2000. Pursuant to the terms of her separation agreement, Wyndham agreed to pay

Ms. Moreland any accrued and unpaid salary on or before January 15, 2001 and a bonus of $350,000 for 2000. Wyndham also agreed, among other things, to (a) pay Ms. Moreland a severance payment of $1,126,666 over a twenty-four month period commencing January 31, 2001, subject to certain setoffs, including a setoff for payments made for consulting services pursuant to the severance agreement, (b) pay health insurance premiums for a period of one year from the resignation date, and (c) provide Ms. Moreland with an office and related facilities and an assistant until April 30, 2001. Pursuant to the severance agreement, Ms. Moreland agreed to provide certain consulting services to Wyndham and its subsidiaries for a two year period commencing on January 1, 2001. In consideration for the consulting services, Wyndham agreed to pay Ms. Moreland a retainer of $1,155,613 over a twenty-four month period (which amount may be used as a set-off against the severance payment). Ms. Moreland will also receive an hourly fee for any consulting services she provides to the Company and its subsidiaries.

   Anne Raymond. Ms. Raymond resigned her position as Chief Investment Officer effective July 1, 2000. Pursuant to the separation agreement, Wyndham paid Ms. Raymond a pro rated bonus of $90,725 for 2000. Wyndham also agreed, among other things, to (a) pay Ms. Raymond a severance payment of $983,800 over a twenty-four month period commencing on the next payroll date after July 1, 2000, subject to certain setoffs, (b) pay health insurance premiums until the earlier of twelve months or the date of her eligibility for similar coverage by a new employer, (c) provide certain out-placement services for a period of six months from the resignation date, and (d) extend to June 1, 2004 the maturity of a no personal liability non-recourse promissory note so long as Ms. Raymond complies with certain continuing covenants in her employment agreement.

   Leslie Bentley. Mr. Bentley resigned his position as Executive Vice President effective July 31, 2000. Pursuant to the separation agreement, Wyndham paid Mr. Bentley a bonus of $169,635 for 2000, which, net of taxes, was used to repay a prior loan in the amount of $100,000 from Wyndham to Mr. Bentley. Wyndham also agreed, among other things, to (a) pay Mr. Bentley a severance payment of $1,049,334 over a twenty-four month period commencing on the next payroll date after July 31, 2000, subject to certain setoffs, (b) pay health insurance premiums until the earlier of twelve months or the date of his eligibility for similar coverage by a new employer, (c) provide certain out-placement services for a period of six months from the resignation date (but not to exceed $27,000), and (d) extend to July 31, 2002 the maturity of certain promissory notes so long as Mr. Bentley complies with certain continuing covenants in his employment agreement.

   Karim Alibhai. Mr. Alibhai resigned his positions as President and Chief Operating Officer of Wyndham effective as of June 30, 1999. Pursuant to the terms of his separation agreement, Wyndham agreed to (a) pay Mr. Alibhai $180,000 as a pro rata incentive bonus for 1999, (b) permit Mr. Alibhai to participate in certain health and other benefit plans for two years, (c) provide certain hotel space to Mr. Alibhai until November 21, 1999, and (d) reprice as of June 1, 1999 all of Mr. Alibhai's options to purchase 601,065 paired shares by canceling such options and issuing new, fully vested options to purchase 100,000 shares of Class A Common Stock at a purchase price of $5.1875 per share, which options are exercisable until June 30, 2002, so long as Mr. Alibhai complies with certain continuing covenants under his employment agreement.

Wyndham Merger

   As part of the merger of Wyndham Hotel Corporation with and into Patriot in January 1998, Patriot entered into an Omnibus Purchase and Sale Agreement, as well as 11 individual purchase and sale agreements with various descendants of Mr. and Mrs. Trammell Crow, and various corporations, partnerships, trusts and other entities beneficially owned or controlled by such persons (collectively, the "Crow Family Members"), Mr. Carreker, Mr. Bentley and Mr. Koonce, for the acquisition of 11 hotels. As part of such merger, Crow Family Members and the Wyndham senior executives retained the right to receive additional consideration on April 30, 2000 based on a formula pertaining to the performance of Wyndham Riverfront New Orleans and Wyndham Garden LaGuardia as set forth in the Omnibus Purchase and Sale Agreement. On April 6, 2000, Wyndham paid $9,555,575 and $7,156,263, respectively, as additional consideration.

Sierra and Summerfield

   The acquisition of SF Hotels Company in June of 1998 (the "Summerfield acquisition") was subject to future purchase price adjustments. Effective February 8, 2000, Wyndham paid an additional $32.8 million as additional consideration pursuant to the purchase agreement. Of the amount paid, Mr. Rolf Ruhfus received approximately $12,966,000.

   Effective March 31, 2000, the Company sold its Sierra Suites hotel brand, properties and related assets (the "Sierra transaction") to Sierra Suites Hotel Company, L.P., an entity affiliated with Mr. Rolf Ruhfus for approximately $53.0 million. The transaction included the sale by the Company of one owned and three leased properties, seventeen franchise and management contracts for Sierra Suites and nine management contracts for Summerfield Suites. Pursuant to the purchase agreement, the Company received net cash proceeds of $23.0 million and was relieved of $29.8 million of future obligations due under the purchase and sale agreement. As a result of the Sierra transaction, the Company will not be liable for any additional consideration under the purchase agreement. As part of the Sierra transaction, Sierra Suites Hotel Company, L.P. agreed to develop five additional Summerfield Suites Hotels by April 2007 or pay the Company liquidated damages of $1 million for each hotel not developed. In addition, Sierra Suites Hotel Company, L.P. and Mr. Ruhfus agreed not to compete with the Company by developing or acquiring another upscale, extended stay brand and granted the Company a right of first refusal with respect to the franchising of certain hotels as Summerfield Suites.

   As part of the Summerfield acquisition, Mr. Ruhfus retained the right to a 15% participation with the Company in the appreciation in value of the Miami Airport Summerfield based on terms set forth in a carried interest payment agreement.

   During 2000, the Company made lease payments of $882,103 to an affiliate of Summerfield Associates, L.P., a partnership in which Rolf Ruhfus has an ownership interest, related to the hotels listed below:

        Sierra Suites Atlanta Cumberland.............................. $394,642
        Sierra Suites Phoenix Camelback...............................  186,589
        Sierra Suites Westborough.....................................  300,872

   As part of the Sierra transaction, effective March 31, 2000, these leases were sold to an entity affiliated with Mr. Ruhfus.

GAH Acquisition-Phase II

   As part of the acquisition of CHCI by the Company and Patriot on June 30, 1998, the Company and Patriot may be obligated on September 30, 2002 to pay Mr. Alibhai and Mr. Weiser additional consideration, in each case based upon the performance of specified assets, based on formulas as set forth in merger and contribution agreements.

Other Related Party Transactions

   During 2000, Wyndham received hotel management fees in the aggregate amount of approximately $8.9 million from the partnerships owning Wyndham hotels listed below, in which Crow Family Members and Mr. Carreker have an interest.

   During 2000, Wyndham received payments in the aggregate amount of $2.3 million from the hotel partnerships listed below, in which Crow Family Members and Mr. Carreker have an interest. The payments were received as reimbursements for certain administrative, tax, legal, accounting, finance, risk management, sales and marketing services provided by Wyndham to such entities.


                  Hotel Partnership                          Hotel
                  -----------------                          -----
      Anatole Hotel Investors, L.P.               Wyndham Anatole
      Bristol Hotel Associates, Ltd.              Wyndham Bristol
      Playhouse Square Hotel Limited Partnership  Wyndham Playhouse Square
      MTD Associates                              Wyndham Milwaukee Center
      Hotel and Convention Center Partners I-XI,
       Ltd.                                       Wyndham Palm Springs
      Amgreen-Heritage Hotel Partnership, Ltd.    Wyndham Garden Hotel-Orange
      Waterfront-Hotel Associates, S.E.           Wyndham Old San Juan

   During 2000, Wyndham received hotel management fees in the aggregate amount of approximately $6.4 million from the owner of the hotels listed below in which Karim Alibhai, Rolf Ruhfus, Sherwood Weiser or Milton Fine has an interest.

                                                                  2000 Aggregate
                                                                  Management and
Karim Alibhai                                                      Service Fees
-------------                                                     --------------
Days Inn Astrodome, Houston......................................    $ 41,673
Days Inn Greenspoint, Houston....................................      13,390
Hampton Inn Corpus Christi.......................................      15,674
Hawthorne Suites, Houston........................................      31,186
Holiday Inn Stevens Point-Portage County, WI.....................     249,226
Holiday Inn Astrodome, Houston...................................     236,704
Inn at Maingate dba Doubletree Maingate, Kissimmee, FL...........     566,536
Marriott Residence Inn, Houston Medical Center...................     124,037
Sheraton Astrodome, Houston......................................     483,256
Wyndham Miami-Biscayne Bay.......................................     706,195
Radisson Astrodome, Houston......................................      49,008
Radisson Acapulco................................................     110,796
Sheraton Edmonton................................................     222,519
Wyndham Montreal.................................................     165,961


                                                                  2000 Aggregate
                                                                  Management and
Rolf Ruhfus                                                        Service Fees
-----------                                                       --------------
Summerfield Suites-Bridgewater...................................    $509,769
Summerfield Suites-Burlington....................................     484,426
Summerfield Suites Chicago Downtown..............................     272,879
Summerfield Suites Charlotte.....................................     143,861
Summerfield Suites Gaithersburg..................................     328,445
Summerfield Suites Pleasanton....................................     365,120
Summerfield Suites Scottsdale....................................     253,662
Summerfield Suites-Plymouth Meeting..............................     334,597
Sierra Suites-Atlanta Perimeter..................................      40,467
Sierra Suites-Bothell............................................      43,300
Sierra Suites-Chantilly..........................................      91,560
Sierra Suites-Orlando............................................     102,509
Sierra Suites-Lake Buena Vista...................................      65,625
Sierra Suites-Phoenix Metro Center...............................      34,837

                                                                  2000 Aggregate
                                                                  Management and
Rolf Ruhfus--(Continued)                                           Service Fees
------------------------                                          --------------
Sierra Suites-Piscataway.........................................     64,033
Sierra Suites-Pleasanton.........................................    108,244
Sierra Suites-San Jose Sierra....................................    298,064
Sierra Suites-Scottsdale.........................................     58,593
Sierra Suites-Waltham............................................    344,659
Sierra Suites-Woburn.............................................     71,540

                                                                  2000 Aggregate
                                                                  Management and
Sherwood Weiser                                                    Service Fees
---------------                                                   --------------
Holiday Inn Dayton Mall, Ohio....................................   $ 186,998
Sheraton University City, Philadelphia...........................     447,828
Wyndham Miami-Biscayne Bay.......................................     706,175
Westin Hotel Providence, RI......................................     138,847
Washington Duke..................................................   1,112,859

                                                                  2000 Aggregate
                                                                  Management and
Milton Fine                                                        Service Fees
-----------                                                       --------------
Wyndham Reach Resort-Key West, FL................................    $261,634

   During 2000, Wyndham received payments in the aggregate amount of $327,385 from the hotels listed below in which certain entities affiliated with the Apollo Investors have an interest:

                                                                  2000 Aggregate
                                                                  Management and
                                                                   Service Fees
                                                                  --------------
Days Inn Astrodome, Houston......................................    $41,673
Holiday Inn Astrodome, Houston...................................    236,704
Radisson Astrodome, Houston......................................     49,008

   In September 2000, the Company and an entity affiliated with Mr. Alibhai entered into a Memorandum of Understanding concerning receivables due to the Company from entities affiliated with Mr. Alibhai. As of December 31, 2000, the Company was owed approximately $5,204,000 for management fees, service fees, and reimbursements from 10 hotels in which Mr. Alibhai has an ownership interest.

   As of December 31, 2000, the Company was owed approximately $2,358,000 for management fees from two hotels in which Mr. Weiser has an ownership interest.

   During 1996, certain former Wyndham senior executive officers incurred indebtedness to Wyndham Finance Limited Partnership ("WFLP"), a partnership owned by the Crow Family Members. Such promissory notes, which are made payable to Wyndham, accrue interest at 6% per annum and are secured by the pledge of shares of Class A Common Stock held by the note obligors. As a part of these former senior executive officers' amended employment contracts and separation agreements, the maturity dates of these notes were extended to dates ranging from July 31, 2002 through April 19, 2006. As of December 31, 2000, these promissory notes had an outstanding balance of $17,139,255 including accrued interest. The aggregate principal amount of such loans, including interest, are as follows:

                                                              December 31, 2000
                                                              -----------------
James D. Carreker............................................    $6,483,013
Leslie V. Bentley............................................     2,386,082
Stanley M. Koonce, Jr........................................     2,430,858
Anne L. Raymond..............................................     5,839,302

   Pursuant to a promissory note, Wyndham has loaned $1,276,973 to WFLP. The loan bears interest at a rate equal to prime plus 2.00%. As of December 31, 2000, principal and accrued interest in the amount of $1,999,713 remained outstanding on the loan. The loan was due in April 2000 but WFLP has not repaid the loan amount as of the date of this Proxy Statement.

   During 1999, Wyndham loaned Mr. Bentley $350,000 pursuant to a recourse note. The loan bears interest at a rate equal to Wyndham's rate on its revolving credit facility. As of December 31, 2000, principal and accrued interest in the amount of $288,494 remained outstanding on the loan. During 1999, in connection with his employment agreement, Wyndham also loaned Mr. Bentley $430,000 evidenced by a promissory note that is recourse to Mr. Bentley and bears interest at a rate of 7.00% per annum. As of December 31, 2000, principal and accrued interest in the amount of $486,159 remained outstanding on the loan. Pursuant to Mr. Bentley's separation agreement, each loan is due on July 31, 2002 so long as Mr. Bentley complies with certain continuing covenants contained in his employment agreement.

   In 1999, in connection with his employment agreement, Wyndham loaned Mr. Kleisner $500,000 pursuant to a recourse note for use in purchasing a residence in Dallas. The note does not bear interest. In 1999, in connection with his employment agreement, Wyndham also loaned Mr. Kleisner $850,000 pursuant to a nonrecourse note. The note bears interest at a rate equal to Wyndham's rate on its revolving credit facility. As of December 31, 2000, principal and accrued interest in the aggregate amount of $952,590 remained outstanding on the loan.

   In 2000, in connection with his employment agreement, Wyndham loaned Mr. Teng $1,000,000 pursuant to a recourse note. The note bears interest at a rate equal to Wyndham's rate on its revolving credit facility. Pursuant to the terms of his employment agreement, subject to Mr. Teng's continuing employment, Wyndham has agreed to forgive the principal amount of the note and all accrued but unpaid interest on such forgiven principal amount in equal monthly installments over a three-year period. As of December 31, 2000, principal and accrued interest in the amount of $777,778 remained outstanding on the loan.

   In 1999, in connection with his employment agreement, Wyndham loaned Mr. Johnson $200,000 pursuant to a recourse note. The note bears interest at a rate equal to 7.00% per annum. As of December 31, 2000, principal and accrued interest in the amount of $30,838 remained outstanding on the loan.

   The Company is owed $2.8 million by Wynright Insurance. Wynright Insurance is an entity owned by Crow Family Members.

   In 2000, the Company made payments in the aggregate amount of $3,448,000 to Kinetic Group Limited Partnership, an entity 50% owned by Trammell Crow Company and 50% owned by an entity owned by Crow Family Members and Mr. Carreker. The payments were made under the terms of a service agreement whereby Kinetic Group Limited Partnership provides management information services to the Company.

   Norman Brownstein, a director of Wyndham, is chairman of Brownstein Hyatt & Farber P.C., a law firm that has advised Wyndham on certain matters related to litigation and real property transactions. During 2000, Wyndham paid Brownstein Hyatt & Farber, P.C. approximately $138,000 in legal fees.

   In 2000, the Company managed Wyndham branded hotels for affiliates of Hampstead Group L.L.C. An entity owned by Crow Family Members, Mr. Carreker and certain former Wyndham senior executive officers may be entitled to a contingent payment at such time as all such hotels achieve an investment return target of 15% on all equity capital invested through such program plus certain overhead costs. The amount of such contingent payment is 10% of all cash proceeds realized in excess of the investment return target.

   In August 2000, the Company amended its management agreement for the Wyndham Anatole Hotel, which is owned by a limited partnership owned by Crow Family Members. This amendment included the extension of the expiration date of the term of the management agreement to August 31, 2020. In consideration for the amendment, the Company paid $67.0 million to the hotel owner and agreed to make certain other loans, investments and financial accommodations for the benefit of the hotel owner and the hotel. These other loans, investments and financial accommodations include the extension of the maturity date of a $10.0 million loan that the Company made to the hotel owner in 1997 from May 9, 2004 to the date that is 180 days after the Anatole management agreement expires or is terminated, which loan was made in connection with the renovation of the Trinity Hall exhibit hall located at the hotel; the Company's investment of $4.0 million in the hotel to convert a portion of the Verandah Club health club located at the hotel to a Golden Door City Spa; the Company's investment of an additional $10.0 million in the hotel for expansion of a ballroom and upgrades to meeting and exhibit space; and the Company's provision of a letter of credit in the original stated amount of $21.0 million as partial security for the hotel's primary mortgage indebtedness and a preferred financial return to the hotel owner. The $4.0 million investment is subject to being repaid from the hotel's health club and spa income, if any, in excess of specified target performance amounts. Any amounts not paid by August 31, 2020 or the date of any earlier termination of the management agreement are to be canceled. Under the terms of the $10.0 million investment, the Company is to receive a 12% per annum required return, and the investment is to be repaid on August 31, 2020 or in connection with any sooner termination of the management agreement.

   In 2000, Wyndham entered into a time share agreement with Tempus Resorts International, Ltd., an affiliate of certain of the Apollo Investors ("Tempus"). The time share operates under the name Wyndham Vacation Club. To date, Wyndham has not made any payments to Tempus in connection with the Wyndham Vacation Club.

   Messrs. Alibhai and Weiser may each be deemed to have shared beneficial ownership of 48.4% of the outstanding common stock of Interstate Hotels Corporation ("IHC") by virtue of their indirect control of certain partnerships that own preferred stock and notes convertible into 48.4% of the outstanding common stock of IHC. The Company holds a 49% ownership interest in Interstate Hotels Corporation, LLC, a significant subsidiary of IHC.

   In connection with the merger of IHC with and into Patriot American Hospitality, Inc. ("Patriot"), IHC, Patriot, Mr. Fine and certain other parties entered into a Shareholders Agreement, dated December 2, 1997. Pursuant to the terms of the Shareholders Agreement, Patriot must indemnify Mr. Fine for certain tax liabilities until the earlier to occur of December 2, 2007 or the death of Mr. Fine.

   In connection with the sale on August 16, 1996 of certain property from an entity affiliated with Mr. Alibhai to the Company, the Company granted the entity a profit participation interest. If the Company sells, exchanges or enters into a similar transaction with respect to the property and receives the minimum return set forth in the agreement, the entity affiliated with Mr. Alibhai will be entitled to receive 25% of the proceeds in excess of the minimum return.

   Pursuant to a promissory note, Wyndham has loaned $1,920,090 to WHC-LG Hotel Partners LP, an entity owned by Crow Family Members. The loan bears interest at 9% and matures in December 2005. As of December 31, 2000, principal and accrued interest in the amount of $2,251,977 remained outstanding on the loan.

   In September 2000, the Company entered into a consulting agreement with Lynn Swann. The consulting agreement has a three-year term. Pursuant to the terms of the consulting agreement, Mr. Swann agreed to, among other things, make a certain number of personal appearances on behalf of the Company as well as make himself available for a certain number of advertisements in order to promote the Company. In return for his services, the Company must pay
Mr. Swann $200,000 per year. In addition, on September 1, 2000 the Company granted Mr. Swann an option to purchase 125,000 shares of Class A Common Stock at an exercise price of $2.19 per share. The option vests in three equal installments on each of the first, second and third anniversaries of the date of grant.

   Wyndham has advanced $473,450 to San Juan Associates, LP SE, an entity owned primarily by Crow Family Members. The advance bears interest at 14.5% and is payable as the related hotel's cash flow permits. As of December 31, 2000, principal and accrued interest in the amount of $697,517 remained outstanding on the advance. Wyndham has also advanced an additional $2,095,987 to San Juan Associates, LP SE. Wyndham is not accruing interest on this advance, which is payable when permanent financing becomes available.

   Pursuant to the Securities Purchase Agreement, dated February 18, 1999, by and among the Company, the Investors and the other parties thereto, the Company must indemnify the Investors for any breach of the representations, warranties and covenants contained in the Securities Purchase Agreement. As of the date of this Proxy Statement, most of the representations, warranties and covenants contained in the Securities Purchase Agreement have expired. The remaining indemnification obligations of the Company are subject to certain threshold amounts that must be surpassed before a claim for indemnification can be made. To the extent the Company must indemnify the Investors, the conversion price of the Series B Preferred Stock will be reduced pursuant to the terms of the Certificate of Designation for the Series B Preferred Stock, subject to certain enumerated exceptions.

   On March 23, 2001, the Company entered into a letter of intent with American Property Management, an entity affiliated with the Apollo Investors, for the sale of the Hilton Del Mar property. As of the date of this Proxy Statement, the parties have not entered into a definitive sale agreement for such property.

   In September 2000, the Company entered into a letter of intent to sell 10 Wyndham Garden Hotels to an entity affiliated with Crow Family Members and Mr. Bentley for approximately $115.0 million. As of the date of this Proxy Statement, the parties have not entered into a definitive sale agreement.

   An indirect subsidiary of the Company, GAH-II, L.P. ("GAH"), owns legal title to a 79% limited partnership interest in Braeswood Hospitality, L.P. ("Braeswood") and to 100% of the common stock of Braeswood Operating Corporation ("Braeswood GP"), the sole general partner of Braeswood. GAH became a subsidiary of the Company pursuant to transactions concluded in 1997 and 1998. In 1994, prior to the Company's involvement, Braeswood became the sublessee of a hotel in Houston, Texas, and executed a promissory note. GAH guaranteed the sublease and entered into a management agreement for the hotel with Braeswood. In September 1995, Patriot American Hospitality, L.P., now known as Patriot American Hotel Notes Partnership, L.P. ("PAH"), sold its 50% interest in GAH to CHC REIT Management Corporation ("CRMC"), which at that time was not affiliated with the Company. PAH and the other then owner of GAH, Gencom Hospitality, L.P. ("Gencom"), an affiliate of Mr. Alibhai, gave several indemnities whereby each of PAH and Gencom agreed to restore to GAH 50% of any losses sustained in respect of obligations of Braeswood. Also as part of that transaction, GAH terminated its management agreement with Braeswood and agreed that it was holding title to its interests in Braeswood and Braeswood GP for the benefit of Gencom and PAH. Gencom also assumed responsibility for the operation and management of Braeswood. In 1998, a subsidiary of the Company acquired the parent of CRMC and thus succeeded to the rights of CRMC in respect of the September 1995 indemnities from PAH and Gencom. Additionally, in October 1997, as part of the Company's acquisition of the interests of Mr. Alibhai and certain of his affiliates in GAH, Mr. Alibhai as successor to Gencom, reaffirmed his September 1995 indemnity and gave an additional indemnity to the Company in respect of losses with respect to Braeswood and Braeswood GP attributable to the interest in GAH then being acquired. In November 2000, the sublessor under the sublease to Braeswood and holder of the note from Braeswood asserted claims of approximately $2.65 million with respect to breach of the sublease and nonpayment of the note. Certain subsidiaries of the Company are actively pursuing their rights under the foregoing indemnities.

   In 2000, the Company entered into a contract with Rare Medium, Inc., a company in which certain of the Apollo Investors have an equity interest, pursuant to which Rare Medium, Inc. will, on a project basis, provide Wyndham with software, services related to e-commerce and similar technology. The agreement has a three-year term but may be terminated by Wyndham at any time. During 2000, Wyndham paid Rare Medium, Inc. fees totaling $1,108,858 for software and services provided.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires directors and officers of Wyndham, and persons who own more than 10% of the Class A Common Stock, to file with the Commission initial reports of Class A Common Stock ownership and reports of changes in such ownership. A reporting person must file a Form 3-Initial Statement of Beneficial Ownership of Securities within 10 days after such person becomes a reporting person. A reporting person must file a Form 4-Statement of Changes of

Beneficial Ownership of Securities within 10 days after any month in which such person's beneficial ownership of securities changes, except for certain changes exempt from the reporting requirements of Form 4. Such exempt changes include stock options granted under a plan qualifying pursuant to Rule 16b-3 under the Exchange Act. A reporting person must file a Form 5-Annual Statement of Beneficial Ownership of Securities within 45 days after the end of the issuer's fiscal year to report any changes in ownership during such year not reported on a Form 4, including changes exempt from the reporting requirements of Form 4.

   The Commission's rules require Wyndham's reporting persons to furnish Wyndham with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to Wyndham and written representations that no other reports were required, Wyndham believes that during 2000 the reporting persons complied with all applicable Section 16(a) filing requirements on a timely basis.

             STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

   In order for stockholder proposals which are submitted pursuant to Rule 14a-8 of the Exchange Act to be considered for inclusion in Wyndham's proxy statement for the 2002 annual meeting, they must be received by the Secretary of Wyndham at Wyndham's principal executive office no later than January 1, 2002. Pursuant to Rule 14a-4(c)(1) under the Exchange Act, if any stockholder proposal intended to be presented at the 2002 annual meeting without inclusion in Wyndham's proxy statement for such meeting is received at Wyndham's principal executive offices after March 17, 2002, then any proxy that management solicits for such meeting will confer discretionary authority to vote on such proposal so long as such proposal is properly presented at the meeting.

                                   FORM 10-K

   The Company will provide without charge to any stockholder, upon the stockholder's written request, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000. Requests should be sent to Shareholder Relations, Wyndham International, Inc., 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207.

                                          By Order of the Board of Directors


                                          Fred Kleisner
                                          Chairman of the Board of Directors

May 1, 2001
Dallas, Texas

                                  APPENDIX I

                          WYNDHAM INTERNATIONAL, INC.

                            AUDIT COMMITTEE CHARTER

General

   The Audit Committee of the Board of Directors (the "Committee") assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company and other such duties as directed by the Board of Directors. The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the Company. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. The independent auditors for the Company are ultimately accountable to the Board of Directors and the Committee, and the Committee and the Board have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the outside auditors.

Membership

   The Committee shall consist of at least three directors. As determined by the Board of Directors, the members of the Committee shall be financially literate, with at least one member having accounting or related financial management expertise. Each member shall meet the director's independence requirements for serving on audit committees as set forth in the corporate governance standards of the New York Stock Exchange.

   The Board of Directors shall appoint one member of the Committee as chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making Committee assignments and reporting to the Board of Directors.

Meetings

   The Committee shall meet at least four times per year or more frequently as it shall determine is necessary to carry out its duties and responsibilities.

Responsibilities

   To fulfill its responsibilities, the Committee shall:

  Engagement of Independent Auditors and Appointment of Internal Auditor

  . Recommend annually to the Board of Directors for approval and subsequent submission to the stockholders for ratification the independent auditors to be selected to audit the financial statements of the Company. In so doing, the Committee will obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, including all non-auditor services and fees, discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence, and recommend to the Board of Directors any appropriate action in response to the auditors' statement to ensure the independence of the independent auditors. The Committee shall also review and approve fees paid to the independent auditors and review and approve dismissal of the independent auditors.

  . Review and approve the appointment, reassignment or dismissal of the director of internal auditing.

  Review of Internal Audits, Annual External Audit and Financial Statements

  . Review with the director of internal auditing and the independent auditors the annual audit scope and plan.

  . Review the following items with management and the independent auditors upon the completion of the annual audit and prior to issuance of the financial statements:

     a. The Company's annual financial statements and related footnotes.

     b. The results of the independent auditors' audit of the financial statements and the report thereon.

     c. The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates.

     d. Any significant difficulties or disputes between management and the independent auditors encountered during the course of the audit.

     e. Any other matters about the audit procedures or findings that SAS No. 61, as it may be modified or amended, requires the auditors to discuss with the Committee.

     Based on the review, the Committee shall make its recommendation to the Board of Directors as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

  . Review with management and the independent auditors the Company's quarterly financial statements prior to the filing of Form 10-Q. This review may be performed by the Committee or its chairperson.

  . Review with management and the independent auditors any significant proposed changes in accounting principles and their impact on the financial statements.

  . Following completion of the annual audit, review separately with each of management, the independent auditors and the director of internal auditing any significant difficulties encountered while conducting the audit, including any restrictions on the scope of work or access to required information.

  . Review with management, the independent auditors and the director of internal auditing:

     a. The Company's internal accounting controls, including computerized information system controls and security.

     b. Any significant findings and recommendations made by the independent auditors or internal audit together with management's responses thereto.

    . Review with management and the director of internal auditing the internal audit department's budget and staffing, results of internal audit department findings and proposed audit plans.

  Other

  . Review periodically with management and the General Counsel the status of legal and regulatory matters that may have a material impact on the Company's financial statements and compliance policies.

  . Report Committee activities to the full Board of Directors with such recommendations as the Committee may deem appropriate.

  . Review the Company's policies relating to the avoidance of conflicts of interest, review proposed transactions between the Company and its officers and directors that are submitted to the Committee for its consideration, and review policies and procedures covering officers' expense accounts and perquisites, including the use of corporate assets.

  . Prepare the report, for inclusion in the Company's annual proxy statement, required by the Securities and Exchange Commission concerning certain matters relating to the Committee's activities.

  . Review and reassess the adequacy of this charter annually. If any revisions are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

   While the Committee has the duties and responsibilities set forth in this charter, the Committee's role is one of oversight, whereas the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Company complies with all laws and regulations.

                                                                     APPENDIX II

                        SECOND AMENDMENT AND RESTATEMENT
                                       OF
                          WYNDHAM INTERNATIONAL, INC.
                              1997 INCENTIVE PLAN

                        SECOND AMENDMENT AND RESTATEMENT
                                       OF
                          WYNDHAM INTERNATIONAL, INC.
                              1997 INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I--DEFINITIONS.....................................................   1
  1.01  Affiliate..........................................................   1
  1.02  Agreement..........................................................   1
  1.03  Award or Awards....................................................   1
  1.04  Board..............................................................   1
  1.05  Code...............................................................   1
  1.06  Committee..........................................................   1
  1.07  Deferred Unit Award................................................   1
  1.08  Dividend Equivalent Rights.........................................   1
  1.09  Effective Date.....................................................   1
  1.10  Exchange Act.......................................................   1
  1.11  Fair Market Value..................................................   1
  1.12  Independent Director...............................................   2
  1.13  Company............................................................   2
  1.14  Stock..............................................................   2
  1.15  Share Award........................................................   2
  1.16  Participant........................................................   2
  1.17  Plan...............................................................   2
  1.18  Restricted Unit Award..............................................   2
  1.19  Change in Control..................................................   2

ARTICLE II--PURPOSES.......................................................   2

ARTICLE III--ADMINISTRATION................................................   2

ARTICLE IV--ELIGIBILITY....................................................   3

ARTICLE V--SHARES SUBJECT TO PLAN..........................................   3
  5.01  Shares Issued......................................................   3
  5.02  Substitute Awards..................................................   3

ARTICLE VI--OPTIONS........................................................   4

  6.01  Award..............................................................   4
  6.02  Option Price.......................................................   4
  6.03  Stock Options Granted to Independent Directors.....................   4
  6.04  Maximum Option Period..............................................   4
  6.05  Nontransferability.................................................   4
  6.06  Transferable Options...............................................   4
  6.07  Employee Status....................................................   4
  6.08  Exercise...........................................................   4
  6.09  Payment............................................................   4
  6.10  Shareholder Rights.................................................   5

ARTICLE VII--SHARE AWARDS..................................................   5

                               Page
                               ----
ARTICLE VIII--RESTRICTED UNIT
 AWARDS......................    5
  8.01  Award................    5
  8.02  Vesting..............    5
  8.03  Performance
   Objectives................    5
  8.04  Employee Status......    6
  8.05  Shareholder Rights...    6
  8.06  Nontransferability...    6

ARTICLE IX--DEFERRED UNIT
 AWARDS......................    6
  9.01  Elections to Receive
   Deferred Unit Awards in
   Lieu of Compensation......    6
  9.02  Terms and
   Conditions................    6
  9.03  Form of Payment......    6
  9.04  Shareholder Rights...    6
  9.05  Nontransferability...    6

ARTICLE X--DIVIDEND
 EQUIVALENT RIGHTS...........    7
  10.01  Awards..............    7
  10.02  Payment.............    7
  10.03  Shareholder Rights..    7
  10.04  Nontransferability..    7

ARTICLE XI--[RESERVED].......    7

ARTICLE XII--ADJUSTMENT UPON
 CHANGE IN STOCK.............    8
  12.01  Adjustments.........    8
  12.02  Mergers or Other
   Corporate Transactions....    8

ARTICLE XIII--COMPLIANCE WITH
 LAW AND APPROVAL OF
 REGULATORY BODIES...........    8

ARTICLE XIV--GENERAL
 PROVISIONS..................    8
  14.01  Effect on Employment
   and Service...............    8
  14.02  Unfunded Plan.......    9
  14.03  Rules of
   Construction..............    9

ARTICLE XV--AMENDMENT........    9

ARTICLE XVI--EFFECTIVE DATE
 OF PLAN.....................    9

ARTICLE XVII--GOVERNING LAW..    9

                       SECOND AMENDMENT AND RESTATEMENT
                                      OF
                          WYNDHAM INTERNATIONAL, INC.
                              1997 INCENTIVE PLAN

   The name of the plan is the Wyndham International, Inc. 1997 Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons (including consultants) of Wyndham International, Inc. (the "Company") and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

                            ARTICLE I--DEFINITIONS

   1.01 Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company or means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

   1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award.

   1.03 Award or Awards, except when referring to a particular category of grant under the Plan, shall include Options, Share Awards, Restricted Unit Awards, Deferred Unit Awards, or awards of Dividend Equivalent Rights.

   1.04 Board means the Board of Directors of the Company.

   1.05 Code means the Internal Revenue Code of 1986, and any amendments thereto.

   1.06 Committee means the Compensation Committee of the Board. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder and a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Exchange Act. The Committee shall consist of at least two members.

   1.07 Deferred Unit Award means an award granted pursuant to Article IX which entitles the holder to defer receipt of current cash compensation in exchange for a right to receive shares of Stock in the future at the price or prices set forth in the Agreement.

   1.08 Dividend Equivalent Rights means an award granted pursuant to Article X which entitles the holder to receive compensation based on cash dividends and distributions payable with respect to shares of Stock.

   1.09 Effective Date means the date on which the Plan is approved by shareholders as set forth in Article XVI.

   1.10 Exchange Act means the Securities Exchange Act of 1934, as amended and as in effect on April 12, 2001.

   1.11 Fair Market Value means, on any given date, the closing price of a share of Stock, as reported on the New York Stock Exchange. In any case, if no sale of shares of Stock is made on the New York Stock Exchange on that date, then Fair Market Value shall be determined as of the next preceding day on which there was a sale of such security.

   1.12 Independent Director means a member of the Board who is not also an employee of the Company or any Affiliate.

   1.13 Company means Wyndham International, Inc.

   1.14 Stock means the Class A common stock of the Company.

   1.15 Share Award means shares of Stock awarded to a Participant under
Article VII as incentive compensation or in lieu of current cash compensation.

   1.16 Participant means an employee of the Company or an Affiliate, a member of the Board, or an individual whose efforts contribute to the performance or success of the Company or an Affiliate, who satisfies the requirements of
Article IV and is selected by the Committee to receive an Award under the Plan.

   1.17 Plan means the Wyndham International, Inc. 1997 Incentive Plan.

   1.18 Restricted Unit Award means an Award granted pursuant to Article VIII which entities the holder to receive a payment of shares of Stock upon the satisfaction of the vesting restriction period or performance goals.

   1.19 Change in Control shall have the same meaning as set forth in the Certificate of Designation of the Series B Convertible Preferred Stock of the Company (as such Certificate is in effect on April 12, 2001) without regard to the last proviso of such definition.

                             ARTICLE II--PURPOSES

   The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates, and to associate their interests with those of the Company and its shareholders.

   The Plan is intended to permit the grant of Options which do not qualify under Section 422 of the Code as incentive stock options. The Plan is also intended to permit the grant of Share Awards, Restricted Unit Awards, Deferred Unit Awards and Dividend Equivalent Rights. The proceeds received by the Company from the sale of shares of Stock pursuant to this Plan shall be used for general corporate purposes. Except as provided in Articles VIII and XII, each Option or other Award may be exercised, terminated, canceled, forfeited, transferred or otherwise disposed of only in units consisting of shares of Stock.

                          ARTICLE III--ADMINISTRATION

   The Plan shall be administered by the Committee. The Committee shall have authority to grant any Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or on the transferability or forfeitability of any Award. The Committee may, in connection with the death, disability or other termination of employment of a Participant or a Change in Control of the Company, accelerate the time at which any Option may be exercised or the time at which a Restricted Unit Award may become transferable or nonforfeitable. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Company.

   The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not "covered employees" within the meaning of Section 162(m) of the Code or subject to the reporting and other provisions of Section 16 of the Exchange Act. Any such delegation by the Committee shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Option, the conversion ratio or price of other Awards and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                            ARTICLE IV--ELIGIBILITY

   Any employee of the Company or an Affiliate (including a corporation or other entity that becomes an Affiliate after the adoption of this Plan) or a person whose efforts contribute to the performance or success of the Company or an Affiliate (including a corporation or other entity that becomes an Affiliate after the adoption of this Plan), including a consultant, is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Independent Directors of the Company are also eligible to participate in this Plan.

                       ARTICLE V--SHARES SUBJECT TO PLAN

   5.01 Shares Issued. Subject to adjustment as provided in Section 12.01, the aggregate number of shares of Stock available from time to time for all Awards under this Plan shall be such aggregate number of shares as does not exceed 10% of the shares of Stock actually outstanding, which figure shall be calculated on a "fully diluted basis." For purposes of this Section 5.01, "fully diluted basis" shall mean the assumed conversion into shares of Stock of all outstanding shares of the Company's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, the assumed exercise of all outstanding options to acquire shares of Stock and the assumed conversion into shares of Stock of all units of partnership interest in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. that are subject to redemption. For purposes of this limitation, if any portion of an Award is forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated, the shares of Stock underlying such portion of the Award shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, no reduction in the number of shares of Stock actually outstanding (as calculated on a fully diluted basis) shall affect the validity of any Awards previously granted under this Plan or affect the validity of or restrict the issuance of shares of Stock pursuant to Awards previously granted under this Plan Notwithstanding the foregoing, the maximum number of shares of Stock for which Restricted Unit Awards, Share Awards and Deferred Unit Awards may be granted under this Plan during the term of the Plan shall not exceed forty percent (40%) of the shares of Stock issuable under the Plan, and the maximum number of shares of Stock with respect to which Awards may be granted during any calendar year period to any Participant shall not exceed 1,500,000 shares, subject to adjustment as provided in Section 12.01.

   Shares of Stock to be delivered under the Plan shall be made available by the Company from authorized and unissued shares of Stock issued by the Company directly to the holder.

   5.02 Substitute Awards. The Committee may grant Awards under the Plan in substitute for stock and stock-based awards held by employees of another employer who become employees of the Company or an Affiliate as the result of a merger or consolidation of the employer with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of property or stock of the employer. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator consider appropriate in the circumstances whether or not specifically authorized under the Plan. Unless otherwise provided by the Administrator, any grants of shares of Stock under this Section 5.02 shall not count against the shares of Stock available for issuance under the Plan under Section 5.01.

                              ARTICLE VI--OPTIONS

   6.01 Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Stock covered by such awards.

   6.02 Option Price. The price per share of Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant; provided, however, that the price per share of Stock purchased on the exercise of any Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date of grant of such Option. Except as provided in Section 12.01, the Option price may not be reduced after the date of grant. The foregoing sentence is not intended to, and shall not be interpreted to, prohibit the Committee from authorizing the exchange of outstanding Options for new Options for fewer shares at a reduced exercise price so long as the exchange is made on a comparable value basis (as determined under a generally recognizable option pricing model).

   6.03 Stock Options Granted to Independent Directors. The Committee, in its discretion, may grant Options to Independent Directors. Any such grant may vary among individual Independent Directors. The exercise price per share of Stock covered by an Option granted under this Section 6.03 shall be equal to the Fair Market Value of a share of Stock on the date of grant. Unless otherwise determined by the Committee, an Option granted under Section 6.03 shall be exercisable in full as of the grant date.

   6.04 Maximum Option Period. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant and may not exceed ten years from the date such Option was granted.

   6.05 Nontransferability. Except as provided in Section 6.06, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

   6.06 Transferable Options. Section 6.05 to the contrary notwithstanding, the Committee may provide in an Agreement regarding a given Option that an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of the Participant and/or such family members or a partnership in which each partner is either the Participant or one of such family members; provided, however, that the Participant may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.

   6.07 Employee Status. In the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

   6.08 Exercise. Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

   6.09 Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. If the Agreement provides, payment of all or part of the option price may be made by surrendering to the Company previously owned whole shares of Stock (which the Participant has held for at least six months prior to the delivery of such shares of Stock or which the

Participant purchased on the open market and for which the Participant has good title, free and clear of all liens and encumbrances). If shares of Stock are used to pay all or part of the Option price, the sum of the cash, cash equivalent, and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares of Stock surrendered must not be less than the option price of the shares of Stock for which the Option is being exercised. If the Agreement provides, payment of all or part of the option price may be made by the Participant delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the Participant chooses to pay the purchase price as so provided, the Participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. If the Agreement provides and if the Board has authorized the loan of funds to the Participant for the purpose of enabling or assisting the Participant to exercise his Option, payment of the option price may be made by the Participant with a promissory note, provided that at least so much of the exercise price as represents the par value of the shares of Stock shall be paid other than with a promissory note.

   6.10 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares of Stock subject to his Option until the date of exercise of such Option.

                           ARTICLE VII--SHARE AWARDS

   In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Share Award is to be made and will specify the number of shares of Stock covered by such award. A Share Award shall be granted as incentive compensation or in lieu of current cash compensation otherwise payable to a Participant and shall be free of any vesting restrictions. The Company shall issue or cause to be issued shares of Stock to a Participant who receives a Share Award.

                     ARTICLE VIII-- RESTRICTED UNIT AWARDS

   8.01 Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Restricted Unit Award is to be made and will specify the number of shares of Stock covered by such award. Such an award shall entitle the Participant to receive a payment of shares of Stock upon the satisfaction of the vesting restriction period or satisfaction of performance objectives; provided, however, that the Committee may permit a Participant to elect, pursuant to an advance written election delivered to the Company no later than the date prescribed to the Committee, to defer receipt of some or all of the shares of Stock. The Committee may provide in the Agreement that following a Change in Control in which the shares of Stock are changed into or exchanged for a different kind of stock or other securities or cash or other property, the unvested portion of a Restricted Unit Award shall thereafter upon vesting be settled in stock, other securities, cash or other property upon such terms and subject to such conditions as the Committee may determine.

   8.02 Vesting. The Committee, on the date of the award, shall prescribe that a Participant's rights in the Restricted Unit Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. The period of restriction shall be at least three years; provided, however, that the minimum period of restriction shall be at least one year in the case of a Restricted Unit Award that will become transferable and nonforfeitable on account of the satisfaction of performance objectives prescribed by the Committee. During the restriction period, the Committee may provide that the Participant's Restricted Unit Award be credited with Dividend Equivalent Rights.

   8.03 Performance Objectives. In accordance with Section 8.02, the Committee may prescribe that Restricted Unit Awards will become vested, transferable, or both, based on objectives stated with respect to the Company's, an Affiliate's, or an operating unit's return on equity, funds from operations, cash available for distribution, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market

Value of the shares of Stock. If the Committee, on the date of the award, prescribes that a Restricted Unit Award shall become nonforfeitable and transferable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the shares of Stock subject to such Restricted Unit Award shall become nonforfeitable and transferable only to the extent that the Committee certifies that such objectives have been achieved.

   8.04 Employee Status. In the event that the terms of any Restricted Unit Award provide that shares of Stock may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

   8.05 Shareholder Rights. No Participant shall, as a result of receiving a Restricted Unit Award, have any rights as a shareholder until and to the extent that the Restricted Unit Award is settled by the issuance of shares of Stock. After the Restricted Unit Award is settled in shares of Stock, a Participant will have all the rights of a shareholder with respect to such shares of Stock. The Company shall issue, or cause to be issued, shares of Stock to the Participant.

   8.06 Nontransferability. A Restricted Unit Award shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Restricted Unit Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

                       ARTICLE IX--DEFERRED UNIT AWARDS

   9.01 Elections to Receive Deferred Unit Awards in Lieu of Compensation. The Committee may, in its sole discretion, permit a Participant to elect, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, to defer receipt of all or a portion of the cash compensation otherwise due to such Participant. The amount of the deferred compensation shall be converted to a Deferred Unit Award using the Fair Market Value of the shares of Stock on the date immediately prior to the date the cash compensation would otherwise be paid.

   9.02 Terms and Conditions. At the time the Participant makes a deferred compensation election, the Committee shall direct the Company to enter into an Agreement with the Participant which sets forth the terms and conditions of deferral, including the timing of payment and any vesting schedule. During the term of deferral, the Participant's Deferred Unit Award will be credited with Dividend Equivalent Rights.

   9.03 Form of Payment. Deferred Unit Award shall be settled in shares of Stock, in a single installment or installments. A fractional share of a Deferred Unit shall be settled in cash. The Company shall issue, or cause to be issued, shares of Stock to the Participant.

   9.04 Shareholder Rights. No Participant shall, as a result of receiving a Deferred Unit Award, have any rights as a shareholder until and to the extent that the Deferred Unit Award is settled by the issuance of shares of Stock. After the Deferred Unit Award is settled in shares of Stock, a Participant will have all the rights of a shareholder with respect to such shares of Stock.

   9.05 Nontransferability. A Deferred Unit Award shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Deferred Unit Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

                     ARTICLE X--DIVIDEND EQUIVALENT RIGHTS

   10.01 Awards. In accordance with the provisions of Article IV, the Committee will designate each individual to whom an award of Dividend Equivalent Rights is to be made. An award of Dividend Equivalent Rights entitles the recipient to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the award of Dividend Equivalent Rights (or other award to which it relates) if such shares had been issued to and held by the recipient. An award of Dividend Equivalent Right may be granted hereunder to any Participant as a component of another award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Rights may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights granted as a component of another award may provide that such Dividend Equivalent Rights shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Rights shall expire or be forfeited or annulled under the same conditions as such other award. Dividend Equivalent Rights granted as a component of another award may also contain terms and conditions different from such other award.

   10.02 Payment. In the discretion of the Committee and as provided in the Agreement, Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, in a single installment or installments.

   10.03 Shareholder Rights. No Participant shall, as a result of receiving an award of Dividend Equivalent Rights, have any rights as a shareholder until and to the extent that the award of Dividend Equivalent Rights is earned and settled by the issuance of shares of Stock. After an award of Dividend Equivalent Rights is earned, if settled completely or partially in shares of Stock, a Participant will have all the rights of a shareholder with respect to such shares of Stock. The Company shall issue, or cause to be issued, shares of Stock to the Participant.

   10.04 Nontransferability. Unless otherwise provided in the Agreement, Dividend Equivalent Rights granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Dividend Equivalent Rights shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

                            ARTICLE XI-- [RESERVED]

                 ARTICLE XII-- ADJUSTMENT UPON CHANGE IN STOCK

   12.01 Adjustments. The maximum number of shares of Stock as to which awards may be granted under this Plan, the terms of outstanding awards and the per individual limitations on the number of shares of Stock for which Options or other Awards may be granted, shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Committee, necessitates such action. Any determination made under this
Article XII by the Committee shall be final and conclusive.

   12.02 Mergers or Other Corporate Transactions. Upon consummation of a consolidation, merger, or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash, or other property of an unrelated corporation or business entity, or in the event of a liquidation of the Company (in each case, a "Transaction"), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the Participants, provide that all Awards will terminate immediately prior to the consummation of the Transaction. In the event that, pursuant to clause
(ii) above, Awards will terminate immediately prior to the consummation of the Transaction, all Awards, other than Options, shall be fully settled in cash or in kind at such appropriate consideration as determined by the Committee in its sole discretion after taking into account the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") and all Options shall be fully settled, in cash or in kind, in an amount equal to the difference between (A) the Merger Price times the number of shares of Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options; provided, however, that each Participant shall be permitted, within a specified period determined by the Committee prior to the consummation of the Transaction, to exercise all outstanding Options, including those that are not then exercisable, subject to the consummation of the Transaction.

                     ARTICLE XIII--COMPLIANCE WITH LAW AND
                         APPROVAL OF REGULATORY BODIES

   No Option shall be exercisable, no shares of Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence a share of Stock when a Share Award is granted, or for which an Option is exercised or a Restricted Unit Award or Deferred Unit Award settled, may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Share Award shall be granted, no share of Stock shall be issued, no certificate for shares of Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                        ARTICLE XIV--GENERAL PROVISIONS

   14.01 Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

   14.02 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

   14.03 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                             ARTICLE XV--AMENDMENT

   The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Stock that may be issued under the Plan, (ii) the amendment changes the class of individuals eligible to become Participants or (iii) the amendment materially increases the benefits that may be provided under the Plan. Notwithstanding the foregoing, this Second Amendment and Restatement of the Plan shall be effective as of April 12, 2001 if this Second Amendment and Restatement of the Plan is approved by the Company's shareholders at the 2001 Annual Meeting of Stockholders of the Company. If such shareholder approval is not obtained, this version of the Plan shall be of no force or effect and the prior version of the Plan, is amended and restated as of June 29, 1999, as amended prior to April 12, 2001, shall continue to govern. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made. Nothing in this Article XV shall limit the Board's authority to take any action pursuant to Section 12.02.

                     ARTICLE XVI-- EFFECTIVE DATE OF PLAN

   Options, Restricted Unit Awards, Deferred Unit Awards and Dividend Equivalent Rights may be granted under this Plan upon its adoption by the Board, provided that no such Award shall be effective or exercisable unless this Plan is approved by the holders of a majority of the votes present or represented and entitled to be cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting. Share Awards may be granted under this Plan upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.

                         ARTICLE XVII-- GOVERNING LAW

   The Plan and all Awards and action taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

                  PLEASE DETACH AT PERFORATION BEFORE MAILING
--------------------------------------------------------------------------------

                          WYNDHAM INTERNATIONAL, INC.
                       1950 Stemmons Freeway, Suite 6001
                              Dallas, Texas 75207

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF WYNDHAM INTERNATIONAL, INC.

     I hereby appoint Fred J. Kleisner and Mark Chloupek, and each of them, proxies, with full power of substitution and resubstitution, to vote all
P shares of Class A Common Stock held by me as designated on the reverse side and in their discretion on such other matters as may properly come before
R the meeting, at the annual meeting (the "Annual Meeting"), of Wyndham International, Inc., a Delaware corporation ("Wyndham"), to be held on May
O 24, 2001, at 10:00 a.m., Dallas time, at the Wyndham Anatole, located at 2201 Stemmons Freeway, Dallas, Texas 75207, and at any postponement or any
X    adjournment thereof.

Y This proxy when properly executed will be voted in the manner directed on the reverse side, or if no direction is indicated on reverse side, in accordance with the recommendation of the Board of Directors on each proposal. This proxy will be voted, in the discretion of the proxyholder, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

                    (PLEASE DATE, SIGN AND RETURN THIS PROXY CARD
               IN THE ENCLOSED SELF-ADDRESSED AND POSTMARKED ENVELOPE)

                                                                     SEE REVERSE
                                                                         SIDE

                "YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING"

Wyndham International, Inc. encourages you to consider voting your shares electronically over the Internet or by telephone. These convenient ways by which you can vote your shares eliminate the need to return the proxy card.

                      INSTRUCTIONS FOR VOTING YOUR PROXY

This proxy covers all shares of Wyndham International, Inc. held of record.

                    THERE ARE THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING
     This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-412-6959, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you directed. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on May 23, 2001.

INTERNET VOTING
     Visit the internet voting website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual internet charges. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on May 23, 2001.

VOTING BY MAIL
     Simply mark, sign and date your proxy card and return it in the postage-paid envelope. If you are voting by telephone or the internet, please do not mail your proxy card.

               ------------------            ------------------
                 COMPANY NUMBER                CONTROL NUMBER
               ------------------            ------------------

TO VOTE YOUR SHARES ELECTRONICALLY YOU MUST USE THE CONTROL NUMBER PRINTED IN THE BOX ABOVE. THIS CONTROL NUMBER MUST BE USED TO ACCESS THE SYSTEM.

                  PLEASE DETACH AT PERFORATION BEFORE MAILING

[ X ]  Please mark your votes in boxes below using dark ink only.

--------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING
--------------------------------------------------------------------------------

(1)  The election of directors:

     Nominees for Class A-II Directors Lynn Swann and Sherwood Weiser

     Nominee for Class C-II Director Norman Brownstein

                                    WITHHOLD
              FOR                   AUTHORITY
          all nominees           To vote for all
          listed below        nominees listed below          EXCEPTIONS
              [  ]                      [  ]                    [  ]

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write the nominee's name in the space provided below.)

     --------------------------------------------------------------------------
     *Exceptions

(2) The proposal to approve the Second Amendment and Restatement of the Company's 1997 Incentive Plan incorporating amendments to (a) increase the number of shares available for issuance pursuant to awards made under such plan, (b) permit the grant of restricted unit awards upon the terms described in the proxy statement and (c) make certain other changes in the plan;

              FOR                     AGAINST                 ABSTAIN
              [  ]                      [  ]                    [  ]

(3) The proposal to ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as Wyndham's independent auditors for the 2001 fiscal year

              FOR                     AGAINST                 ABSTAIN
              [  ]                      [  ]                    [  ]

     The undersigned hereby acknowledges receipt of the Proxy Statement dated May 1, 2001 and hereby revokes any proxy or proxies heretofore given to vote at said meeting or any adjournment thereof.

     Dated ____________________________________, 2001

     ________________________________________________
     Signature(s)
     ________________________________________________
     Name (Please print)